UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
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RAND LOGISTICS, INC.

(Name of Registrant as Specified In Its Charter)

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RAND LOGISTICS, INC.
333 Washington Street, Suite 201
Jersey City, New Jersey 07302

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, September 8, 2016

To the Stockholders of Rand Logistics, Inc.
You are invited to attend the annual meeting of stockholders (the “Meeting”) of RAND LOGISTICS, INC., a Delaware corporation (the “Company”), at the offices of the Company, 333 Washington Street, Suite 201, Jersey City, New Jersey 07302 on Thursday, September 8, 2016, at 2:00 p.m. (local time), for the following purposes:
(1)
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors, among other minor changes, in the form attached as Appendix A;

(2)
Only if Proposal 1 is approved, to elect seven directors of the Company to serve for a term of one year and until their successors have been duly elected and qualified;

(3)
Only if Proposal 1 is not approved, to elect 2 directors of the Company as Class I directors to serve for a term of three years and until their successors have been duly elected and qualified;

(4)
To vote on a non-binding advisory resolution to approve executive compensation;

(5)
To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for fiscal 2017;

(6)
To approve the Company’s 2016 Long Term Incentive Plan; and

(7)
To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 20, 2016 are entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof. A list of the stockholders of the Company as of the close of business on July 20, 2016 will be available for inspection during business hours for ten (10) days prior to the Meeting at the Company’s principal executive offices located at 333 Washington Street, Suite 201, Jersey City, New Jersey 07302 and will also be available for inspection during the Meeting.
We hope you will be able to attend the Meeting, but if you cannot do so, it is important that your shares be represented. Your vote is important regardless of the number of shares that you own. We urge you to read the attached Proxy Statement carefully and, whether or not you plan to attend the Meeting, to vote FOR the Board of Directors’ recommendations by promptly submitting a proxy by signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. You also have the option of voting your proxy by telephone by following the instructions set forth in the enclosed proxy card.
Enclosed are our Proxy Statement for the Meeting, a proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016. The accompanying Proxy Statement provides you with detailed information about the Meeting. We encourage you to read the entire Proxy Statement carefully. You may also obtain more information about the Company from documents we have filed with the United States Securities and Exchange Commission (“SEC”).

The Company assures you that our Board of Directors and management will continue to act in the best interest of all of the Company’s stockholders. Thank you in advance for your cooperation and continued support.
By order of the Board of Directors,
ROSEMARY MORRIS,
Secretary
Jersey City, New Jersey
July 28, 2016
You are urged to date, sign and promptly return the enclosed proxy card in the envelope provided to you or promptly call the toll-free number set forth in the enclosed proxy card, so that if you are unable to attend the Meeting your shares will be voted.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2016: Our Proxy Statement and Annual Report to Stockholders for the year ended March 31, 2016 are available at: http://www.hivedms.com/rand/.

RAND LOGISTICS, INC.
333 Washington Street, Suite 201
Jersey City, New Jersey 07302

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
September 8, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors, also referred to as the Board, of RAND LOGISTICS, INC., a Delaware corporation (the “Company”), to be used at the annual meeting of stockholders (the “Meeting”) of the Company which will be held at the offices of the Company, 333 Washington Street, Suite 201, Jersey City, New Jersey 07302 on Thursday, September 8, 2016, at 2:00 p.m. (local time), and at any adjournment or adjournments thereof. All references in this Proxy Statement to the “Company”, “we”, “us”, and “our” refer to Rand Logistics, Inc.
The Board unanimously recommends that you use the proxy card accompanying this Proxy Statement to vote:
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FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board of Directors;

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FOR the election of all the named nominees, Edward Levy, Michael D. Lundin, John Binion, James K. Thompson, Laurence S. Levy, H. Cabot Lodge III and Robert K. Kurz, to our Board of Directors, if Proposal 1 to declassify our Board of Directors is approved by our Stockholders;

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FOR the election of the named Class I nominees, Edward Levy and Michael D. Lundin, to our Board of Directors, if Proposal 1 to declassify our Board of Directors is not approved by our Stockholders;

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FOR the approval of the non-binding advisory resolution approving the Company’s executive compensation;

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FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal 2017; and

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FOR the approval of our 2016 Long Term Incentive Plan.

Any stockholder has the power to revoke a previously submitted proxy by:
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signing, dating and returning a proxy card with a later date;

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voting again by telephone;

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delivering to the Secretary of the Company a written notice of revocation c/o Rand Logistics, Inc., 333 Washington Street, Suite 201, Jersey City, New Jersey 07302; or

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attending the Meeting and voting in person.

Please note, however, that only your last-dated proxy will count — any proxy may be revoked at any time prior to its exercise at the Meeting as described in this Proxy Statement.
If your shares are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change those voting instructions. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Unless so revoked, the shares represented by proxies will be voted at the Meeting. Our Board of Directors selected Mark S. Hiltwein and Edward Levy as proxies for the Meeting. The shares represented by the proxy card solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the approval of the amendment to the Amended and Restated Certificate of Incorporation; (ii) FOR the election of all the named director nominees, if Proposal 1 is approved by the Stockholders; (iii) FOR the election of the named director nominees as Class I directors, if Proposal 1 is not approved by the

Stockholders; (iv) FOR the approval of the non-binding advisory resolution approving the Company’s executive compensation; (v) FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal 2017; and (vi) FOR the approval of our 2016 Long Term Incentive Plan.
Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The affirmative vote of  (i) a majority of the shares issued and outstanding is required to approve the amendment to the Amended and Restated Certificate of Incorporation; (ii) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors; and (iii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to approve, on an advisory basis, the Company’s executive compensation; to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal 2017; to approve the 2016 Long-Term Incentive Plan; and to approve any other business which may properly come before the Meeting. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes. The vote on executive compensation is advisory; however, we value the opinions of our stockholders and accordingly we anticipate that the Board of Directors and the Compensation Committee would consider, along with other factors that may be appropriate under the circumstances then prevailing, the outcome of such vote when making future executive compensation decisions.
Abstentions will count as a vote against the proposals, other than the election of directors. Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast. Broker “non-votes” are not counted in the tabulations of the votes cast on any of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
Our principal executive offices are located at 333 Washington Street, Suite 201, Jersey City, New Jersey 07302. The approximate date on which this Proxy Statement and the enclosed proxy card were first sent or given to stockholders was on or about July 28, 2016.
There were outstanding on July 20, 2016, 18,507,094 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 295,480 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”). Holders of record of the Common Stock at the close of business on July 20, 2016 will be entitled to one vote for each share of Common Stock then held. The holders of record of the Preferred Stock at the close of business on July 20, 2016 are entitled to one vote for each of the 2,382,903 shares of Common Stock into which the Preferred Stock is convertible. Only stockholders of record at the close of business on July 20, 2016 will be entitled to vote.
As of July 20, 2016, there were 165 holders of record of the Common Stock, and 6 holders of record of the Preferred Stock.
PROPOSAL 1 — AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY BOARD OF DIRECTORS
After careful consideration, on July 15, 2016, our Board of Directors unanimously approved and declared advisable, and resolved to recommend to our Stockholders that they approve the adoption of, an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to declassify the Board of Directors effective immediately upon filing such Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and will therefore be effective for the election of directors at the Meeting, assuming approval of this Proposal 1.
Article FIFTH of the Certificate of Incorporation provides that the Board of Directors is classified in to three classes, with each class of directors serving a staggered term, so that the term of only one class expires at each annual meeting of stockholders and each class is elected to a three-year term.
Declassifying the Board of Directors will allow our stockholders to vote on the election of our entire Board of Directors each year. If approved by our Stockholders, our Certificate of Incorporation will be amended during the Meeting to provide for the annual election of all directors and all seven (7) nominees for director will be proposed for election (see Proposal 2) and no vote will be taken on Proposal 3. If our stockholders do not approve this Proposal 1, our Board of Directors will remain classified, and our stockholders will instead be asked to elect only those two (2) Class I directors proposed for election (see Proposal 3) and no vote will be taken on Proposal 2.
The purpose of this amendment is to bring the Company’s governance structure into line with the stockholder-favorable market practice of all directors being elected annually, thereby enhancing the rights of stockholders and improving the Company’s corporate governance to maximize accountability to stockholders. The Board of Directors considered the benefits of classified boards, which may foster stability and continuity of the board with respect to long-term planning and in the overall business of a company, because a majority of directors would always have prior experience as directors of the company. Moreover, classified boards provide non-management directors with a longer term of office that may enhance their independence from management. However, the election of directors is the primary means for stockholders to exercise influence over the Company and its policies. The Board of Directors believes that classified boards are often viewed as having the effect of reducing the accountability of directors to a company’s stockholders. A classified board limits the ability of stockholders to elect all directors on an annual basis and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. Moreover, unsolicited tender offers for shares are sometimes accompanied by proxy contests. Declassifying the Board could therefore make it more likely that a potential acquirer may offer stockholders a control premium for their shares. However, if the amendment is approved, the entire Board could be removed in any single year, which could make it more difficult to discourage persons from engaging in proxy contests or otherwise seek control of the Company on terms that the then-incumbent Board does not believe are in the best interest of stockholders. While classified boards may increase the long-term stability and continuity of a board, the Board of Directors believes that long-term stability and continuity should result from the annual election of directors, which provides stockholders with the opportunity to evaluate the directors’ performance, both individually and collectively, on an annual basis.
If our stockholders approve the adoption of the amendment to our Certificate of Incorporation pursuant to this Proposal, such amendments will become effective upon the filing of the Second Amended and Restated Certificate Incorporation (“Amended Certificate of Incorporation”) with the Secretary of State of the State of Delaware. We intend to file the Amended Certificate of Incorporation to effect these amendments to our Certificate of Incorporation during the Annual Meeting immediately after the requisite vote for this Proposal 1 is obtained. Our Board of Directors will then be declassified immediately, so that every director will stand for election at the Annual Meeting (and thereafter) for one-year terms (see Proposal 2). No vote will be taken on Proposal 3 if this Proposal 1 is approved.
The proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A.
The affirmative vote of a majority of the issued and outstanding common shares of Common Stock will be necessary to approve this proposal. Therefore, abstentions and broker non-votes will have the same effect as votes against the proposal, although abstentions and broker non-votes will count toward the presence of a quorum.
The Board of Directors unanimously recommends using the enclosed proxy card to vote FOR the amendment to the Certificate of Incorporation. Management proxy holders will vote all duly submitted proxies FOR the approval of the amendment to the Certificate of Incorporation unless otherwise specified in the proxy.
PROPOSAL 2 — ELECTION OF THE ENTIRE BOARD OF DIRECTORS
If our stockholders approve Proposal 1 at the Meeting, our stockholders will be asked to consider seven (7) nominees for election to our Board of Directors to serve for a one-year term until the annual meeting of stockholders in 2017 and until their successors are duly elected and qualified. If our stockholders do not approve Proposal 1 at the Meeting, this Proposal will not be submitted to a vote of our stockholders and instead Proposal 3 will be submitted in its place (see Proposal 3).
Seven (7) directors will be elected at the Meeting for a term of one year expiring at the annual meeting of stockholders to be held in 2017 and until their successors shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting. Each enclosed proxy card received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy. Each of Messrs. Laurence Levy, Lodge, Kurz, Edward Levy, Lundin, Binion, and Thompson, has consented to being named in this Proxy Statement and to serve as a director if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.
Our Corporate Governance/Nominating Committee has reviewed the qualifications of the nominees for director and has recommended the nominees for election to the Board of Directors.
Name of Nominee	Principal Occupation	Age	Year Became a Director
Edward Levy	Chief Executive Officer and President of Rand	52	2015
Michael D. Lundin	Partner, Resilience Capital	56	2008
John Binion	Former Chief Operating Officer of United Maritime Group	46	2013
James K. Thompson	Chairman of the Board of J.B. Hunt Transport Services Inc.	63	2014
Laurence S. Levy	Managing Partner of Hyde Park Holdings, LLC	60	2004
H. Cabot Lodge III	Co-Founder & Senior Managing Director of Crescendo Real Estate Partners Limited	60	2006
Robert K. Kurz	Vice President of Kinder Morgan Terminals & President of its American Petroleum Tankers Division	60	2015
Edward Levy has served as our President since 2006 and as our Chief Executive Officer and President since November 5, 2014. Mr. Levy joined our Board of Directors on January 30, 2015. Mr. Levy was a managing director of CIBC World Markets Corp. from August 1995 through December 2005, and was co-head of CIBC World Markets Corp.’s Leveraged Finance Group from June 2001 until December 2005. From February 1990 to August 1995, Mr. Levy was a managing director of Argosy Group L.P., a private investment banking firm. Mr. Levy is currently a director of Derby Industries. From its inception in August 2006 until its acquisition of Essex Crane Rental Corp. in October 2008, Mr. Levy served as President and a member of the Board of Hyde Park Acquisition Corp., and from October 2008 until June 9, 2015, Mr. Levy served as Vice-Chairman of the Board of Directors of Essex Rental Corp. During the past five years, Mr. Levy has also been a director and officer of Hyde Park Acquisition Corp. II, a publicly traded special purpose acquisition company. From July 1999 until March 2005, he was also a director of Booth Creek Ski Holdings, Inc., a reporting company under the Exchange Act that owns and operates six (6) ski resort complexes encompassing nine (9) separate resorts. Mr. Levy has also been a member of the board of directors of a number of privately-held companies. Mr. Levy received a Bachelor of Arts degree from Connecticut College. Mr. Levy is not related to Laurence S. Levy.
Mr. Levy’s position as President and Chief Executive Officer of Rand, together with his many years of experience in board and other leadership positions, make him an invaluable contributor to the Board of Directors.
Michael D. Lundin has been Chairman of our Board of Directors since November 20, 2014 after serving as Lead Independent Director since April 18, 2013. Mr. Lundin joined our Board of Directors in April 2008. Mr. Lundin is also currently a director of Avtron, Inc., Euramax International Inc. and U.S. Concrete, Inc. From December 2002 until February 2008, Mr. Lundin was President, Chief Executive Officer and a director of the Oglebay Norton Company (“Oglebay”), a mining operator, processor, transporter and marketer of industrial minerals and aggregates. Mr. Lundin was employed by Oglebay since 2000. Prior to joining Oglebay, Mr. Lundin served as Vice President and then President/Partner of Michigan Limestone Operations, LP, where he negotiated the partnership’s sale to Oglebay. Mr. Lundin is also a Partner and Chairman of North Coast Minerals of Resilience Capital, a private equity firm focused on small-cap private companies. Mr. Lundin earned a Bachelor of Science degree in Manufacturing Engineering and Product Development from the University of Wisconsin and a Master of Business Administration degree from Loyola Marymount University.
As a result of approximately nineteen (19) years working in senior executive positions at two (2) Great Lakes organizations that mined, processed and distributed aggregates and operated one of the largest fleets of dry bulk vessels on the Great Lakes, Mr. Lundin, the Chairman of our Board of Directors, has acquired specialized knowledge relevant to our business on the Great Lakes.
John Binion joined our Board of Directors in April 2013. From March 2010 to July 2012, Mr. Binion was Chief Operating Officer and Executive Vice President of United Maritime Group, a leading provider of dry-bulk logistics solutions having revenues of approximately $325 million that operated (i) the largest Jones Act compliant coastwise fleet of dry-bulk carriers and self-unloading vessels, as measured by dead weight tons, (ii) the eighth largest dry cargo barge fleet on the US Inland Waterways, and (iii) the largest dry-bulk terminal on the Gulf of Mexico. From 2004 to 2008, Mr. Binion was co-founder and head of operations of Horizon Maritime LLC, an inland tank barge company. From 2000 to 2004, Mr. Binion was General Manager of Sales for Blessey Marine Services, an inland tank barge company. From 1994 to 2000, Mr. Binion was a shipbroker for L&R Midland, a leading Jones Act tanker brokerage firm. Mr. Binion graduated with a Bachelor of Science degree in Business Administration from Texas A&M University.
As a result of approximately seventeen (17) years working in senior executive positions in four (4) different firms operating in the Jones Act maritime and logistics industry, Mr. Binion has acquired specialized knowledge relevant to our business.
James K. Thompson joined our Board of Directors in November 2014 and is currently the Chairman of the Board of J.B. Hunt Transport Services Inc. Mr. Thomson has spent his entire forty (40) year career at J.B. Hunt. Mr. Thompson was named Chief Financial Officer in 1979, President and Chief Operating Officer in 1986, and the following year was elected Chief Executive Officer. Mr. Thompson has served on the Board of Directors of J.B. Hunt since 1985 and assumed the position of Chairman in 2011. Under Mr. Thompson’s leadership, J.B. Hunt grew from a $20 million trucking company to one of Forbes Magazine’s Best Managed Companies in America and Fortune’s America’s Most Admired Companies with current annual revenues of approximately $6 billion and a market equity capitalization approaching approximately $10 billion. Mr. Thompson has a Bachelor of Science degree in Business Administration from the University of Arkansas and is a Certified Public Accountant. Mr. Thompson has served as a member of both the University of Arkansas’ Board of Advisors and the Board of Directors for the Arkansas Research Alliance. Mr. Thompson has also served as a member of the Federal Reserve Bank of St. Louis Transportation Industry Council and as Trustee of GuideStone Financial Services which manages approximately $10 billion in assets.
Mr. Thompson brings to our Board of Directors his extensive experience as a director and officer of a public company in the transportation and logistics industry, as well as his broad financial and management background.
Laurence S. Levy served on our Board of Directors as Chairman and as our Chief Executive Officer from our inception through June 2013. Mr. Levy served as our Executive Chairman from June 2013 until November 2014 and as our Executive Vice Chairman from November 2014 until August 2015. Mr. Levy founded the predecessor to Hyde Park Holdings, LLC in July 1986 and has since served as its chairman. Hyde Park Holdings, LLC is an investor in middle market businesses. Mr. Levy serves as an officer or director of several companies in which Hyde Park Holdings, LLC or its affiliates have made investments. During the past five (5) years, Mr. Levy served on the board of directors of Regency Affiliates, Inc., which was a public company until it terminated its registration with the SEC in October 2010, Essex, one of North America’s largest providers of lattice-boom crawler crane and attachment rental services, of which Mr. Levy is Chairman of the Board and also served as chief executive officer from its inception through October 31, 2008. Essex was a public company until it terminated its registration with the SEC in December 2015. During the past five (5) years, Mr. Levy has also been a director and officer of Hyde Park Acquisition Corp. II, a publicly traded special purpose acquisition company. Mr. Levy received a Bachelor of Commerce degree and a Bachelor of Accountancy degree from the University of Witwatersrand in Johannesburg, South Africa and an M.B.A. from Harvard University, where he graduated as a Baker Scholar. Mr. Levy is a Chartered Accountant (South Africa). Mr. Levy is not related to Edward Levy.

Mr. Levy brings to our Board of Directors his management, financial, accounting, investment and executive recruiting and development knowledge and extensive experience as a director of, and as an advisor to, other public and private companies, and the knowledge and experience he has gained from such service, including his expertise in evaluating potential investment opportunities and in corporate governance.
H. Cabot Lodge III has been a member of our Board of Directors since 2006. Mr. Lodge is Founder and Senior Managing Director of Crescendo Real Estate Partners Limited, an international merchant bank and advisor company based in New York, Geneva and Nassau. Until April 2012, Mr. Lodge was President of W.P. Carey & Company Limited, an international real estate investment firm specializing in long-term corporate lease finance. In July 2009, Mr. Lodge founded CL Properties LLC, a real estate advisory and corporate net lease management company. Mr. Lodge founded ARC Global Partners LLC in 2006, an international real estate merchant bank. From 2000 to 2006, Mr. Lodge served as an Executive Vice President and a Director of iStar Financial Inc., a public company provider of financing to private and corporate owners of real estate and corporate net lease financing. Mr. Lodge was a founder of American Corporate Real Estate, a corporate net lease fund which was acquired by iStar Financial Inc. in 2000. Prior to that, Mr. Lodge was a managing director and member of the board of directors of W.P. Carey & Co., Inc., a real estate investment bank. Mr. Lodge graduated from Harvard College in 1978 and earned a Master of Business Administration degree from Harvard Business School in 1983.
Having worked for many years as an investment executive and board member of public companies, Mr. Lodge brings a broad financial and management background and experience with public-company corporate governance issues to our Board of Directors.
Robert K. Kurz joined our Board of Directors in February 2015 and is currently Vice President of Kinder Morgan Terminals and the President of their tanker division, American Petroleum Tankers. Mr. Kurz has held a variety of senior roles in the maritime industry including Chief Executive Officer of American Petroleum Tankers Parent LLC from 2010 to 2014. Mr. Kurz was President and Chief Executive Officer of American Shipping Company from November 2007 through December 2009 and spent twenty-five (25) years with Keystone Shipping Co., including six (6) years as President. Mr. Kurz has a Bachelor of Arts degree from Lafayette College and a Masters of Science degree and United States Coast Guard Third Mate License from S.U.N.Y. Maritime College. Mr. Kurz is currently a member of the American Maritime Partnership and a past member of the American Maritime Congress, Labor Management Maritime Committee, OceanConnect.com, United Seamen’s Service and William Penn Charter School.
With his extensive experience in the maritime industry, Mr. Kurz brings specialized knowledge of Rand’s business and industry to our Board of Directors.
The affirmative vote of the holders of a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors.
The Board of Directors unanimously recommends using the enclosed proxy card to vote FOR the election of the named nominees, Edward Levy, Michael D. Lundin, Laurence S. Levy, H. Cabot Lodge III, Robert K. Kurz, John Binion, and James K. Thompson to our Board of Directors. Management proxy holders will vote all duly submitted proxies FOR the election of the named nominees to our Board of Directors unless duly instructed otherwise.
PROPOSAL 3 — ELECTION OF CLASS I DIRECTORS
If our stockholders do not approve Proposal 1 at the Meeting, our stockholders will not be asked to vote on Proposal 2, but instead a vote will be taken instead on this Proposal 3. If our stockholders do not approve Proposal 1, our Board of Directors will remain classified and divided into three classes of directors, with the classes as nearly equal in number as possible, each serving staggered three-year terms. As a result, roughly one third of our Board of Directors will be elected each year.

The terms of office of our Board of Directors are:
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Class I directors, whose term will expire at this annual meeting of stockholders and when their successors are duly elected and qualify;

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Class II directors, whose term will expire at the annual meeting of stockholders to be held in 2017 and when their successors are duly elected and qualify; and

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Class III directors, whose term will expire at the annual meeting of stockholders to be held in 2018 and when their successors are duly elected and qualify.

Our Class I directors are Edward Levy and Michael D. Lundin; our Class II directors are John Binion and James K. Thompson; and our Class III directors are Laurence S. Levy, H. Cabot Lodge III and Robert K. Kurz.
Two (2) directors will be elected at the Meeting as our Class I directors for a term of three (3) years expiring at the annual meeting of stockholders to be held in 2019 and until their successors shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting. Each enclosed proxy card received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy. Each of Messrs. Edward Levy and Michael D. Lundin has consented to being named in this Proxy Statement and to serve as a director if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.
Our Corporate Governance/Nominating Committee has reviewed the qualifications of the nominees for directors and has recommended the nominees for election to the Board of Directors.
For biographical and certain other information regarding Edward Levy and Michael D. Lundin, please see pages 4 and 5 of this Proxy Statement.
The affirmative vote of the holders of a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors
The Board of Directors unanimously recommends using the enclosed proxy card to vote FOR the election of the named Class I nominees, Edward Levy and Michael D. Lundin, to our Board of Directors. Management proxy holders will vote all duly submitted proxies FOR the election of the named Class I nominees to our Board of Directors unless duly instructed otherwise.
Information Regarding Executive Officers
The names of our executive officers, along with certain biographical information furnished by them, are set forth below:
Name	Age	Position
Edward Levy	52	President and Chief Executive Officer
Mark S. Hiltwein	52	Chief Financial Officer
Scott Bravener	52	Former President of Lower Lakes Towing Ltd. and Grand River Navigation Company, Inc.
Laurence S. Levy	60	Former Executive Vice Chairman of Rand
For biographical information regarding Edward Levy and Laurence S. Levy, please see pages 4, 5, and 6 of this Proxy Statement.

Mark S. Hiltwein has served as our Chief Financial Officer since May 2015. From August 2012 through September 2014 Mr. Hiltwein served as President, Envelope Group of Cenveo, a world leader in the management and distribution of custom print, packaging, labels and envelopes. Mr. Hiltwein was Chief Financial Officer of Cenveo from July 2007 to June 2009 and again from December 2009 to August 2012. From June 2009 to December 2009 Mr. Hiltwein served as Cenveo’s President of Field Sales and Manufacturing. From July 2005 to July 2007, Mr. Hiltwein was President of Smartshipper.com, an online third party logistics company. From February 2002 through July 2005, Mr. Hiltwein was Executive Vice President and Chief Financial Officer of Moore Wallace Incorporated, a $3.5 billion printing company. Prior to that, he served as Senior Vice President and Controller of Moore Wallace from December 2000 to February 2002. Mr. Hiltwein served in a number of financial positions from 1992 through 2000 with L.P. Thebault Company, a commercial printing company, and as Chief Financial Officer from 1997 through 2000. Mr. Hiltwein began his career at Mortenson and Associates, a regional public accounting firm where he held various positions in the audit department. Mr. Hiltwein received his Bachelor’s degree in Accounting from Kean University.
Scott Bravener served as Lower Lakes Towing’s President and Chief Executive Officer since its inception in 1994 until April 2016, and until 2001 also served as the captain of the Cuyahoga, a vessel owned by Lower Lakes. From March 2006 through January 2015 Captain Bravener was a director of the Company. In May 2015, Captain Bravener was appointed President of Grand River Navigation Company, Inc., a subsidiary of the Company. Captain Bravener worked in the Great Lakes shipping industry since 1982, serving in various capacities for Canada Steamship Lines Inc. and P & H Shipping prior to the formation of Lower Lakes. Until his retirement, Captain Bravener was a director of the Canadian Shipowners Association and the Chamber of Marine Commerce. He is a certified Ships Master and is a member of the American Bureau of Shipping. Captain Bravener is a graduate of the Marine Navigation Technology program at Georgian College, Owen Sound, Ontario.
Information Regarding the Board of Directors and Committees
Family Relationships
There are no family relationships between any of our executive officers or directors.
Independence of Directors
During the fiscal year ended March 31, 2016, the Board met or acted by unanimous consent on nine (9) occasions. During the fiscal year ended March 31, 2016, each of the directors attended at least 75% of the aggregate number of meetings of the Board and of any committees of the Board on which they served. We do not have a policy on attendance by directors at our annual meeting of stockholders; however, all of our directors attended our annual meeting of stockholders held on September 10, 2015.
As required by the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of  “independent”.
Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that a majority of our Board is comprised of independent directors. Our independent directors pursuant to the NASDAQ listing standards are Messrs. Binion, Kurz, Lodge, Lundin, and Thompson.
Committees of the Board
The standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee. Our Board of Directors may also establish from time to time any other committees that it deems necessary or advisable.

Audit Committee
Our Audit Committee consists of Messrs. Binion, Kurz, Lodge, Lundin and Thompson, with Mr. Thompson serving as the Chairman of the Audit Committee. All five (5) current members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 5605 of the NASDAQ listing standards. Each member of our Audit Committee is financially literate. In addition, Mr. Thompson serves as our Audit Committee “financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), and has the financial sophistication required under the NASDAQ listing standards. Our Audit Committee, among other things:
•
reviews our annual and interim financial statements and reports to be filed with the SEC;

•
discusses with management, internal auditors and independent auditors the adequacy and effectiveness of our accounting and financial controls and disclosure controls and procedures;

•
appoints and replaces our independent outside auditors from time to time, determining their compensation and other terms of engagement and oversees their work;

•
oversees the performance of our internal audit function;

•
conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

•
establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•
oversees our compliance with legal, ethical and regulatory matters.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing its work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee. During the fiscal year ended March 31, 2016, the Audit Committee met or acted by unanimous consent on six (6) occasions. The Audit Committee has adopted a formal written Audit Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. A copy of the Audit Committee charter is available on the investors/corporate governance section of our website at http://www.randlogisticsinc.com/governance.html.
Audit Committee Report
The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board. The Audit Committee operates under a written charter adopted by the Board.
The Audit Committee has met and held discussions with management and Grant Thornton LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements for the year ended March 31, 2016 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board.
The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board.
Based on the foregoing, we have recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended March 31, 2016, for filing with the SEC.
Audit Committee
James K. Thompson, Chairman
John Binion
Robert K. Kurz
H. Cabot Lodge III
Michael D. Lundin
Compensation Committee
Our Compensation Committee consists of Messrs. Binion, Kurz, Lodge and Thompson, with Mr. Binion serving as the Chairman of the Compensation Committee. All of these members of our Compensation Committee are “independent” as defined under Rule 10C-1(b)(1) and Rule 5605 of the NASDAQ listing standards. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. Our Compensation Committee, among other things:
•
reviews and approves the compensation of our executive officers; and

•
makes recommendations to the Board with respect to incentive compensation plans and equity based plans.

The Compensation Committee’s charter does not authorize it to delegate its authority, other than to a subcommittee thereof, notwithstanding its ability to engage outside consulting firms to assist in the evaluation of directors or executive officers or legal counsel to advise it in connection with its rights and responsibilities under the charter and applicable law.
The processes and procedures by which the Compensation Committee considers and determines executive officer compensation and outside directors’ compensation are described in this Proxy Statement.
The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended March 31, 2016, the Compensation Committee met or acted by unanimous consent on nine (9) occasions. A copy of the Compensation Committee charter is available on the investors/corporate governance section of our website at http://www.randlogisticsinc.com/governance.html.
Corporate Governance/Nominating Committee
Our Corporate Governance/Nominating Committee consists of Messrs. Binion, Kurz, Lodge, Lundin and Thompson, with Mr. Lodge serving as the Chairman of the Corporate Governance/Nominating Committee. All of these members are “independent” as defined under Rule 5605 of the NASDAQ listing standards. Our Corporate Governance/Nominating Committee, among other things:
•
establishes criteria for Board and committee membership and recommends to our Board of Directors proposed nominees for election to the Board of Directors or committees of the Board;

•
establishes processes for security holders to send stockholder proposals and other communications to the Board of Directors or our management; and

•
monitors and recommends the functions and reviews the performance of the Board and the various committees of the Board of Directors.

The Corporate Governance/Nominating Committee has adopted a formal written Corporate Governance/Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended March 31, 2016, the Corporate Governance/Nominating Committee met or acted by unanimous consent on seven (7) occasions. A copy of the Corporate Governance/Nominating Committee charter is available on the investors/corporate governance section of our website at http://www.randlogisticsinc.com/governance.html.
Nominations for the Board of Directors
The Corporate Governance/Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications. The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the Board. At a minimum, however, the Corporate Governance/Nominating Committee seeks candidates for director based on, but not limited to, the following criteria:
•
experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or Public Company Accounting Oversight Board (PCAOB) registered public accounting firm, professor at an accredited business or law school or experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization;

•
the highest personal and professional ethics, integrity and values;

•
the ability to exercise sound judgment;

•
the ability to make independent analytical inquiries;

•
willingness and ability to devote adequate time, energy and resources to diligently perform Board and Board committee duties and responsibilities; and

•
a commitment to representing the long-term interests of the stockholders.

The Corporate Governance/Nominating Committee has not adopted a specific diversity policy with respect to identifying nominees for director. However, the Corporate Governance/Nominating Committee takes into account the importance of diversified Board membership in terms of the individuals involved and their various experiences and areas of expertise.
The Corporate Governance/Nominating Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable.
The Corporate Governance/Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Corporate Governance/Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers and directors, as sources for potential director candidates. The Board retains complete independence in making nominations for election to the Board.
The Corporate Governance/Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries. The Corporate Governance/Nominating Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Pursuant to our third amended and restated bylaws, any stockholder may recommend nominees for director not less than 60 days nor more than 90 days in advance of the annual meeting of stockholders, by writing to the Company’s Secretary, Rand Logistics, Inc., 333 Washington Street, Suite 201, Jersey City, New Jersey 07302, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Chairman of the Board and forwarded to Mr. Lodge, the Chairman of the Corporate Governance/Nominating Committee, for further review and consideration in accordance with this policy.
Board Leadership Structure and Role in Risk Oversight
Board Leadership
We separate the role of Chief Executive Officer from the leadership of our Board of Directors in recognition of the different roles of each position and to foster independent leadership of our Board. Michael D. Lundin serves as the independent Chairman of the Board and Edward Levy serves as our President and Chief Executive Officer. Mr. Lundin is responsible for organizing the Board of Directors, presiding over meetings of the Board and setting its agenda and priorities. Mr. Levy reports to our Board of Directors, including Mr. Lundin, and is responsible for our day-to-day operations including, but not limited to, oversight of our business operations and management team.
This structure allows the Chief Executive Officer to focus his time and energy on operating and managing the Company, while allowing the Chairman of the Board to focus on the effectiveness of the Board and its independent oversight of our senior management team. We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current board leadership structure is appropriate to segregate the Board oversight role from management of the Company.
Risk Oversight
Our Board of Directors believes that oversight of risk management is the responsibility of the full Board, with support from its committees and the Company’s senior management. The Board of Directors’ principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address serious risks. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.
Code of Ethics
We have adopted a written code of ethics applicable to our directors, officers and employees in accordance with SEC rules and regulations and the NASDAQ listing standards. We make our code of ethics available on the investors/corporate governance section of our website at http://www.randlogisticsinc.com/governance.html. We intend to satisfy the disclosure requirement under Item 5.05 of Current Report on Form 8-K regarding an amendment to, or waiver from, a provision of the code of ethics by posting such information on our website, at the address specified above.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers and directors and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. To our knowledge, based solely on our review of the copies of such filings received by us, with respect to the period ended March 31, 2016, all Section 16(a) filing requirements were met, except that, the Statements of Changes in Beneficial Ownership on Form 4 that were filed by Edward Levy on February, 24, 2016 and March 16, 2016 and Michael D. Lundin on March 3, 2016 were filed late.
Stockholder Communications with the Board of Directors
Any stockholder or other interested party who desires to communicate with our Board, any committees thereof, or any individual director on our Board may do so by writing to: Board of Directors, c/o Michael D. Lundin, Chairman of the Board of Directors, Rand Logistics, Inc., 333 Washington Street,

Suite 201, Jersey City, New Jersey 07302. In general, any stockholder communication directed to our Board or a committee thereof will be delivered to our Board or the appropriate committee. However, the Company reserves the right not to forward to our Board any abusive, threatening or otherwise inappropriate materials.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information regarding beneficial ownership of our Common Stock as of July 20, 2016, by:
•
each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;

•
each of our directors or nominees for director;

•
each of our Named Executive Officers in the Summary Compensation Table under “Executive Compensation” below; and

•
all of our directors, nominees for director and executive officers as a group.

The applicable percentage ownership as of July 20, 2016 is based upon 18,507,094 shares of our Common Stock outstanding. Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.
The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person (and/or pursuant to proxies held by that person) that were exercisable on July 20, 2016 or became exercisable within sixty (60) days following that date are considered outstanding. However, such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person, nor is there any obligation to exercise any of the options. Except as otherwise indicated, the address for each beneficial owner is c/o Rand Logistics, Inc., 333 Washington Street, Suite 201, Jersey City, New Jersey 07302.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Greater than 5% Beneficial Owners
David M. Knott and related entities(1)	1,838,560(2)	9.9%
RMB Capital Management, LLC and related entities(3)	1,796,091(4)	9.7%
Minerva Advisors LLC and related entities(5)	1,760,843(6)	9.5%
Boston Partners(7)	1,626,115(8)	8.8%
JWEST, LLC and related entities(9)	1,476,127(10)	8.0%
Ameriprise Financial, Inc. and related entities(11)	1,350,271(12)	7.3%
GMT Capital Corp. and related entities(13)	1,209,750(14)	6.5%
JB Capital Partners, L.P. and related parties(15)	1,006,822(16)	5.4%
Named Executive Officers
Edward Levy	747,643(17)	4.0%
Mark S. Hiltwein	125,000	*
Scott Bravener	175,220	*
Laurence S. Levy	1,248,890(18)	6.7%
Directors and Nominees
Michael D. Lundin	85,827	*
John Binion	61,861	*
James K. Thompson	54,547	*
H. Cabot Lodge III	67,933(19)	*
Robert K. Kurz	28,600	*
All directors, nominees for director and executive officers as a group (9 individuals)	2,420,301(17)	13.1%

_______________________
*
Denotes ownership of less than one percent

(1)
The business address of the reporting persons is 485 Underhill Boulevard, Suite 205, Syosett, New York 11791.

(2)
Includes 1,173,225 shares of Common Stock issuable upon conversion of 145,480 shares of Series A convertible preferred stock. This information was derived from a Schedule 13D/A filed with the SEC on April 14, 2016 and a Schedule 13D/A filed with the SEC on August 2, 2006.

(3)
The business address of the reporting persons is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.

(4)
This information was derived from a Schedule 13G/A filed with the SEC on February 1, 2016.

(5)
The business address of the reporting persons is 50 Monument Road, Suite 201, Bala Cynwyd, PA 19004.

(6)
This information was derived from a Schedule 13G/A filed with the SEC on February 5, 2016.

(7)
The business address of this entity is One Beacon St., Boston, MA 02108.

(8)
This information was derived from a Schedule 13G/A filed with the SEC on February 12, 2016.

(9)
The business address of the reporting persons is 501 Congressional Boulevard, Carmel, IN 46032.

(10)
This information was derived from a Schedule 13D/A filed with the SEC on October 21, 2014.

(11)
The business address of this entity is 145 Ameriprise Financial Center, Minneapolis, MN 55474.

(12)
This information was derived from a Schedule 13G/A filed with the SEC on February 12, 2016.

(13)
The business address of the reporting persons is 2300 Windy Ridge Parkway, Suite 550 South, Atlanta, GA 30339.

(14)
Includes 1,209,677 shares of Common Stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock. This information was derived from a Schedule 13G/A filed with the SEC on February 18, 2014.

(15)
The business address of the reporting persons is 5 Evans Place, Armonk, New York, 10504.

(16)
This information was derived from a Schedule 13G filed with the SEC on January 11, 2016.

(17)
Includes the following shares of Common Stock subject to options exercisable within 60 days after July 20, 2016: Mr. Edward Levy — 111,752; and all current directors, nominees for directors and executive officers as a group — 378,694.

(18)
Includes 789,694 shares of Common Stock held by Rand Management LLC of which the sole member is the Laurence Levy Irrevocable Trust, a trust established for the benefit of Mr. Levy’s three children, of which Mr. Levy is Trustee.

(19)
Includes 2,340 shares of Common Stock held by Carmel Lodge LLC, of which Mr. Lodge is the sole member.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Audit Committee’s charter requires that the Committee review and approve all transactions between us and any director or executive officer that will, or is reasonably likely to require disclosure under the SEC’s rules. The Audit Committee has adopted a written policy pursuant to which certain transactions between us or our subsidiaries and any of our directors or executive officers must be submitted to the Audit Committee for consideration prior to the consummation of the transaction as required by the rules of the SEC. In determining whether to approve any such transaction, the Committee will consider the following factors, among others, to the extent relevant to the transaction:
•
whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related person;

•
whether there are business reasons for us to enter into the transaction;

•
whether the transaction would impair the independence of an outside director; and

•
whether the transaction would present an improper conflict of interest for a director or executive officer, taking into consideration such factors as the Committee deems relevant, such as the size of the transaction, the overall financial position of the individual, the direct or indirect nature of the individual’s interest in the transaction and the ongoing nature of any proposed relationship.

Office Lease
We currently maintain our executive offices at 333 Washington Street, Suite 201 Jersey City, New Jersey 07302. Until February 2016, we maintained our executive offices at 500 Fifth Avenue, 50th Floor, New York, New York 10110 pursuant to a Reimbursement Agreement, dated as of June 12, 2013, among us, Rand Finance Corp. (“Rand Finance”), our subsidiary, and Hyde Park Real Estate, LLC (“Hyde Park”), an affiliate of Laurence S. Levy, one of our directors. The Reimbursement Agreement was reviewed and approved by our Audit Committee. Under the Reimbursement Agreement, Rand Finance reimbursed Hyde Park for 34.31% of the rent and other amounts actually incurred by Hyde Park under its lease at 500 Fifth Avenue and 34.31% of amounts incurred by Hyde Park for out-of-pocket office expenses. We guaranteed Rand Finance’s payment of such amounts. We believe, based on rents and fees for similar services in the New York City metropolitan area, that the reimbursement amount paid to Hyde Park was at least as favorable as we could have obtained from an unaffiliated person. The Reimbursement Agreement terminated on March 1, 2016 and the Company did not renew the agreement. For the fiscal year ended March 31, 2016, we paid Hyde Park approximately $175,399 for use of our executive offices and $46,482 for our portion of Hyde Park’s out-of-pocket office expenses.
EXECUTIVE COMPENSATION
Introduction and Overview
The following provides an overview of our executive compensation program together with a description of the material factors underlying the decisions which resulted in the compensation provided to our “Named Executive Officers” for the fiscal year ended March 31, 2016.
Pursuant to the disclosure requirements of the SEC rules, this year’s Named Executive Officers include certain individuals who are no longer employed by the Company. Our Named Executive Officers for fiscal 2016 are as follows:
Name	Title
Edward Levy	President and Chief Executive Officer
Mark S. Hiltwein	Chief Financial Officer
Scott Bravener(1)	President of Lower Lakes Towing Ltd. and Grand River Navigation Company, Inc.
Laurence S. Levy(2)	Executive Vice Chairman

(1)
Following the expiration of Mr. Bravener’s employment agreement on March 31, 2016, effective April 14, 2016, Mr. Bravener ceased to be employed by the Company’s wholly-owned subsidiaries Lower Lakes Towing Ltd. and Grand River Navigation Company, Inc.

(2)
On June 24, 2015, Mr. Levy resigned from his position as Executive Vice Chairman, effective August 21, 2015. Mr. Levy remains a director of the Company.

SUMMARY COMPENSATION TABLE
The following table summarizes historical compensation awarded or paid to, or earned by, each of the Named Executive Officers for the fiscal years ended March 31, 2016 and March 31, 2015.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Edward Levy, President and Chief Executive Officer(1)	2016	350,000(2)	—(9)	—	—	59,637(4)	409,637
	2015	335,389	—	190,000(3)	—	54,487(4)	579,876
Mark Hiltwein, Chief Financial Officer(1)	2016	311,579	16,060(9)	—	59,816(8)	20,462(4)	407,917
	2015	—	—	—	—	—	—
Scott Bravener, Former President, Lower Lakes and Grand River(1)	2016	247,905	15,466(9)	—	35,156(8)	23,223(4)	321,750
	2015	259,511	—	—	—	30,779(5)	290,290
Laurence Levy, Former Executive Vice Chairman	2016	116,310	—	85,006(7)	—	148,744(4)(6)	350,060
	2015	335,389	—	252,658	—	54,487(4)	642,534

(1)
Reflects position at end of fiscal 2016, March 31, 2016.

(2)
In April 2016, the Compensation Committee approved an increase in Mr. Levy’s salary to $450,000 retroactive to November 2014, the date Mr. Levy was named President of the Company. Mr. Levy has not yet received the retroactive gross-up for the period from November 24, 2014 to July 31, 2016 of approximately $140,000. Such amount will be paid upon an agreed upon schedule.

(3)
In May 2016, Mr. Levy received 102,301 shares of Common Stock (net of tax withholding) in satisfaction of  $190,000 of noncash consideration owed to Mr. Levy for the fiscal year ended March 31, 2015 pursuant to his employment agreement.

(4)
Consists of medical and dental insurance, basic life insurance, short-term and long-term disability insurance and 401(k) employer match contributions.

(5)
Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance, personal use of a Company vehicle and Company contributions to Mr. Bravener’s Registered Retirement Savings Plan (RRSP) account.

(6)
Consists of severance payments of  $91,574 pursuant to Mr. Laurence Levy’s severance agreement and $24,348 for director compensation.

(7)
Consists of 11,422 shares of Common Stock awarded to Mr. Levy as director compensation.

(8)
In October 2015, Mr. Hiltwein and Mr. Bravener were granted the option to purchase 100,000 and 75,000 shares of Common Stock, respectively. The grant date fair value of each stock option is calculated using the Black-Scholes option-pricing model.

(9)
The Compensation Committee has not yet determined if any additional bonuses will be paid to Messrs. Hiltwein, Bravener and Edward Levy for the fiscal year ended March 31, 2016. The Compensation Committee expects to make such determinations in the upcoming weeks. Upon these decisions being finalized by the Compensation Committee, we will report such decisions in a Current Report on Form 8-K.

Our Compensation Committee has responsibility for determining and approving the various elements of our compensation programs for our Named Executive Officers. As described below, the principal elements of our compensation programs include base salary, annual bonuses and long-term incentives, including restricted stock. While the Compensation Committee is primarily responsible for the overall oversight of our executive compensation, the Chief Executive Officer, with the assistance of other members of management, provides recommendations with respect to compensation for the executive officers other than our Named Executive Officers. The Compensation Committee believes that the Chief Executive Officer’s input is valuable in determining the compensation of other executive officers given his day-to-day role in the Company and his responsibility in establishing and implementing our strategic plans. Therefore, while the Compensation Committee has been and will be primarily responsible for determining executive compensation, the Chief Executive Officer will continue to provide his input and recommendations to the Compensation Committee with respect to compensation for the other executive officers. As a member of our Board of Directors, our Chief Executive Officer also participates in votes on the compensation of our non-executive directors. The Compensation Committee determines the compensation package for the Chief Executive Officer.
Compensation Philosophy and Objectives
The goal of our executive compensation program is to motivate, retain and reward executives who create long-term value for our stockholders. Our compensation program is designed to reward, and incentivize executives to achieve, short-term and long-term financial and operating performance excellence and align the executives’ long-term interests with those of our stockholders while recognizing individual contributions to us. To achieve these objectives, the Compensation Committee believes that executive compensation should generally consist of both cash and equity-based compensation. Compensation levels for each Named Executive Officer are determined based on several factors, including:
•
general economic conditions;

•
our overall performance and profitability;

•
our historical compensation practices and current and historical compensation practices of peer companies;

•
each executive’s performance, skill sets and roles in the Company; and

•
our need for skill sets and the market for the executive’s skill sets.

In May of 2015, our Compensation Committee engaged Veritas, Executive Compensation Consultants as its independent compensation consultant (the “Consultant”). The Consultant reported directly to the Compensation Committee. The Consultant reviewed and advised the Compensation Committee on principal aspects of our executive compensation program as well as assisted in identifying a peer group of companies for purposes of benchmarking levels of compensation, gathered and analyzed compensation data from available surveys, assisted in assessing the competitiveness of the Company’s executive officer compensation program, developed a new incentive compensation program, and assisted in developing a new short and long term incentive compensation program.
The Compensation Committee has examined the Consultant’s relationship with the Compensation Committee members, the Company and the Company’s management and has determined that the Consultant’s work has not raised any conflict of interest.
Components of Executive Compensation
Currently, our executive compensation program consists of short-term compensation (salary and incentive bonus) and long-term compensation (restricted stock) to achieve our goal of improving earnings and achieving long term sustainable growth in revenues and earnings, which we believe is aligned with our stockholders’ interests.
Annual Salary
Annual salaries of executive officers are set at levels competitive with other companies of comparable size and scope with whom we compete for executive talent. Although the Compensation Committee believes a significant portion of each executive’s compensation should be based on our long-term performance, the Compensation Committee also believes that a stable and competitive base salary is necessary to attract, motivate, reward and retain our executives. Therefore, the base salary component of total compensation is relatively stable year over year and generally is adjusted for cost of living adjustments or increases in responsibilities. Total executive compensation is impacted to a much larger extent by the variability of bonus and long-term incentive compensation as determined by the profitability of the business. The Compensation Committee sets the compensation philosophy with respect to base salaries for our Named

Executive Officers generally, and reviews the base salary of each Named Executive Officer annually in light of our performance, budget and cost containment issues and our overall compensation objectives. Based on such review, the Compensation Committee makes adjustments, if any, to reflect market conditions, changes in responsibilities and potential merit increases consistent with compensation practices throughout our organization.
For the fiscal year ended March 31, 2016, the Compensation Committee approved annual salaries as follows:
Name	Annual Base Salary
Edward Levy	$350,000(1)
Mark Hiltwein	$350,000
Scott Bravener	$294,752 CAD (2)
Laurence Levy	$296,875

(1)
In April 2016, the Compensation Committee approved an increase in Mr. Levy’s salary to $450,000 retroactive to November 2014, the date Mr. Levy was named President of the Company. Mr. Levy has not yet received the retroactive gross-up for the period from November 24, 2014 to July 31, 2016 of approximately $140,000. Such amount will be paid upon an agreed upon schedule.

(2)
Mr. Bravener’s base salary was determined pursuant to his employment agreement entered into on July 3, 2014.

Cash Bonuses
The second element of executive compensation is an annual cash bonus. The Compensation Committee believes that a significant portion of each Named Executive Officer’s compensation should be contingent on our annual performance. Prior to resigning as Executive Vice Chairman, Laurence Levy was eligible to receive a portion of an annual cash bonus that is payable at the discretion of the Compensation Committee. During the fiscal year ended March, 31, 2016, Messrs. Edward Levy, Hiltwein and Bravener were entitled to participate in our annual bonus pool, which is meant to reward certain of our executives and other employees for the cash profitability of the business over the fiscal year.
Messrs. Edward Levy, Hiltwein and Bravener were eligible to receive a portion of an annual cash bonus pool that is payable at the discretion of the Compensation Committee based on certain financial targets. The annual cash bonus pool for fiscal 2016 was based on the amount of our earnings before interest, taxes, depreciation and amortization and certain adjustments (or “Adjusted EBITDA”). The Compensation Committee believes that this calculation is an appropriate measure of the Company’s performance in fiscal 2016 because it takes into account cash earnings used to fund capital expenditures, deferred dry-docking costs and return on the cost of debt and equity invested, which the Compensation Committee believes are key measures of creating stockholder value. These financial objectives are also consistent with the Compensation Committee’s philosophy of linking executive compensation to our financial performance and incentivizing our executives to focus on performance measures that enhance stockholder value. Each of Messrs. Hiltwein and Bravener were eligible to receive a target annual cash bonus of 57%, and 73% of his annual salary, respectively. Mr. Edward Levy was also eligible to receive a cash bonus under the terms of his employment agreement as set by the Compensation Committee.
During the fiscal year ended March 31, 2016, Messrs. Hiltwein and Bravener were paid bonuses in the amounts of  $16,010 and $15,464, respectively. The Compensation Committee has not yet determined if any additional bonuses will be paid to Messrs. Hiltwein, Bravener and Edward Levy for the fiscal year ended March 31, 2016. The Compensation Committee expects to make such determinations in the upcoming weeks. Upon these decisions being finalized by the Compensation Committee, we will report such decisions in a Current Report on Form 8-K. Laurence Levy did not receive a cash bonus for the fiscal year ended March 31, 2016. For the fiscal year ended March 31, 2015, Messrs. Edward Levy, Bravener, and Laurence Levy did not receive cash bonuses because the Company did not generate sufficient Adjusted EBITDA to meet the respective targets for such year and Mr. Hiltwein did not receive a cash bonus because he was not yet employed by the Company.

Long-Term Incentive Compensation
The third element of executive compensation, in addition to annual salary and cash bonus, is long-term incentive compensation consisting of equity awards. The Compensation Committee believes that granting equity-based compensation awards to our Named Executive Officers is the most direct way to align their long-term interests with those of our stockholders. The Compensation Committee also believes that equity compensation encourages greater responsibility on the part of our Named Executive Officers because the value of their equity compensation is subject to risk. As a result, each Named Executive Officer’s total annual compensation includes a significant portion of restricted stock awards. The restricted stock that has been granted to our Named Executive Officers is subject to a vesting schedule pursuant to which one-third of the shares will vest annually over a period of three years, encouraging the retention of the Named Executive Officers. During fiscal 2016, the Company changed its annual long-term equity incentive compensation program to incorporate a return on invested capital (“ROIC”) metric as a significant component of the program. This change is consistent with the Company’s business plan and should help to link executive compensation to value creation. The Company did not achieve its ROIC targets during fiscal 2016 and therefore did not grant any long term incentive compensation consisting of equity awards.
2007 Long-Term Incentive Plan
Our 2007 Long-Term Incentive Plan, which we refer to as the Plan, provides for the grant of stock options and stock appreciation rights (SARs), stock awards, restricted stock units and performance units. Our employees, non-employee directors and consultants are eligible to participate in the Plan awards.
The Plan is administered by the Compensation Committee, which approves awards and may base its considerations on recommendations by our senior management. The Compensation Committee has the authority to (1) approve plan participants, (2) approve whether and to what extent awards under the Plan are to be granted and the number of shares of stock to be covered by each award, (3) approve forms of agreement for use under the Plan, (4) determine terms and conditions of awards (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver or forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any award), (5) modify, amend or adjust the terms and conditions of any award and (6) determine the type and amount of consideration to be received by us for any stock award issued.
As compensation for the fiscal year ended March 31, 2015, on October 27, 2015, restricted stock grants were made to Laurence Levy of 82,157 shares of restricted stock (net of tax withholdings). On March 31, 2016, Edward Levy received 102,301 shares of restricted Common Stock (net of withholdings) in satisfaction of  $190,000 of non-cash consideration owed to Mr. Levy for the fiscal year ended March 31, 2015 pursuant to his employment agreement.
On October 27, 2015, Scott Bravener received the option to purchase 75,000 shares of Common Stock as part of his severance agreement. On October 27, 2015, Mr. Hiltwein received the option to purchase 100,000 shares of Common Stock as an inducement to join the Company. The Compensation Committee has not yet determined if any other share grants will be made as compensation for the fiscal year ended March 31, 2016.
Other Benefits
The Company also offers certain change of control and severance benefits to our Named Executive Officers as described on pages 19 through 22 of this Proxy Statement. Such benefits are not taken into account in determining their base salaries, annual incentive bonuses or equity based compensation.
EXECUTIVE EMPLOYMENT AND SEVERANCE ARRANGEMENTS
Edward Levy Employment Agreement
Mr. Levy and the Company are currently negotiating the terms of a new employment agreement that is intended to supersede the current agreement. The terms of this new agreement have not yet been determined.

In connection with Edward Levy’s appointment as President and Chief Executive Officer, his current employment agreement with the Company, dated as of June 12, 2013, was amended on November 5, 2014. Under his revised agreement Mr. Levy will serve as our President and Chief Executive Officer through March 31, 2016. The employment agreement automatically renews for successive one (1) year periods at the end of the initial term and each anniversary thereafter unless either the Company or Mr. Levy notifies the other party of the intention not to renew in writing at least ninety (90) days prior to the end of the applicable period. The employment agreement automatically renewed for a one-year term on March 31, 2016. The agreement also provides for Mr. Levy to receive: (i) an annual base salary in the amount of $350,000, subject to annual adjustments, (ii) an annual award of restricted shares of Common Stock or restricted stock units having a value of at least $190,000 and (iii) an annual bonus determined by the Compensation Committee. Mr. Levy is also entitled to (a) employee benefits and perquisites provided by the Company, including retirement benefits and health and welfare benefits and (b) reimbursement of reasonable expenses incurred in the course of this employment.
A summary of certain termination and change-in-control provisions in Mr. Levy’s employment agreement are set forth below in the section entitled “Potential Payments upon Termination or Change-in-Control”.
Mark S. Hiltwein Offer Letter
Mr. Hiltwein’s offer letter with the Company, dated as of May 7, 2015, pursuant to which Mr. Hiltwein serves as Chief Financial Officer of the Company, provides for Mr. Hiltwein to receive (i) a base salary in the amount of  $350,000, (ii) certain performance based bonuses in fiscal 2016, and (iii) permission to participate in Rand’s long-term equity incentive plan for fiscal 2016. Mr. Hiltwein is also entitled to participate in the Company’s benefit programs, including the Company’s 401(k) Plan, as may be in effect from time to time. The offer letter has no specified term, and Mr. Hiltwein’s employment with the Company is on an at-will basis.
Scott Bravener Employment Agreement
Following the expiration of Mr. Bravener’s employment agreement, effective April 14, 2016, Mr. Bravener ceased to be employed by the Company’s wholly-owned subsidiaries Lower Lakes Towing Ltd. and Grand River Navigation Company, Inc.
Mr. Bravener’s employment agreement with Lower Lakes Towing Ltd., our wholly owned subsidiary, dated as of July 3, 2014, pursuant to which Mr. Bravener continued to serve as Lower Lakes’ President through April 14, 2016, provided for Mr. Bravener to receive (i) a base salary in the amount of CDN $294,752, subject to certain adjustments, (ii) certain performance-based bonuses, and (iii) permission to participate in our equity compensation plans at a level decided by the Compensation Committee. Mr. Bravener was also entitled to (a) participate in all of Lower Lakes’ benefit programs, including its benefit program to contribute to its employees’ registered retirement savings accounts, (b) lease an automobile at a maximum monthly cost of not more than CDN $1,039, plus expenses related to the business use of such automobile, and (c) reimbursement of reasonable out-of-pocket expense incurred in the course of his employment.
Mr. Bravener’s employment agreement provided that in the event Mr. Bravener’s employment is terminated (i) by Lower Lakes without cause prior to March 31, 2015, (ii) by Mr. Bravener for good reason upon sixty days’ notice to Lower Lakes, (iii) following the expiration of the employment agreement, if Lower Lakes decides not to renew Mr. Bravener’s employment agreement or (iv) as a result of Mr. Bravener’s disability or death, Mr. Bravener will be entitled to (a) any accrued but unpaid base salary and performance bonus as of the date of such termination, (b) payment, in equal monthly payments for a period of twenty-four months of an amount equal to two times the average reported taxable income received by him from the Company for the three preceding calendar years, and (c) continuation of all benefit programs, including the registered retirement savings plan, for a period of twenty-four months (the foregoing (a), (b) and (c) collectively the “Separation Package”).
Upon the termination of Mr. Bravener’s employment for any reason, any outstanding equity-based awards under the 2007 Long Term Incentive Plan or any other incentive plan adopted after the date of his employment agreement shall be forfeited or become vested pursuant to the applicable terms of the award agreement. Mr. Bravener’s award agreements provide that if Mr. Bravener’s employment is terminated for any reason other than (i) by Lower Lakes, for cause, (ii) by Mr. Bravener, without good reason, (iii) by Mr. Bravener, for good reason but without sixty days’ notice to Lower Lakes, or (iv) as a result of his death or permanent disability, 100% of the shares of Common Stock awarded to Mr. Bravener in connection with the execution of his employment agreement shall become fully vested as of the date of such termination. In the event of a Change of Control of the Company, all restrictions, terms and conditions applicable to the shares of Common Stock awarded to Mr. Bravener in connection with the execution of his employment agreement shall be deemed lapsed and satisfied as of the date of such Change of Control.
Under the terms of Mr. Bravener’s employment agreement, during the course of his employment and for twenty-four months after the termination thereof, Mr. Bravener may not be employed by, or an advisor to, any competitor to Lower Lakes or its affiliates, or otherwise engage in a competitive business in the U.S. or Canada and may not directly or indirectly solicit any customer, employee or service provider away from Lower Lakes or its affiliates.
In connection with the expiration of Mr. Bravener’s employment, Mr. Bravener receives a severance payment equally over a 24-month period beginning May 2016 and ending April 2018 in equal amounts of $39,403. Further, all of Mr. Bravener’s 12,681 outstanding equity-based awards granted under a Company equity incentive plan immediately vested upon the expiration of his employment.
Laurence S. Levy Employment Agreement
In connection with Laurence S. Levy’s appointment as Executive Vice Chairman, his employment agreement with the Company, dated as of June 12, 2013, was amended on November 5, 2014. His revised agreement provides for total annual compensation, including base salary and the value of equity awards, of $475,000 as defined for the period from November 20, 2014 through March 31, 2015. Such total annual compensation is subject to annual adjustments for each fiscal year after March 31, 2015. Mr. Levy is also entitled to (a) employee benefits and perquisites provided by the Company, including retirement benefits and health and welfare benefits and (b) reimbursement of reasonable expenses incurred in the course of this employment.
On June 24, 2015, Mr. Levy resigned from his position as Executive Vice Chairman, effective August 21, 2015. In connection with Mr. Levy’s resignation, the Company and Mr. Levy agreed to treat his resignation as a resignation for “good reason”, as defined in Mr. Levy’s employment agreement. Mr. Levy’s employment agreement provides that in the event that Mr. Levy’s employment is terminated by Mr. Levy for good reason, the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits, (c) a severance payment equal to his average taxable income from the Company for the three preceding calendar years (subject to the following sentence) and (d) a pro-rated portion of the bonus that would have been payable to him for the year in which his employment was terminated. Mr. Levy agreed to spread his severance payment equally over a 12-month period beginning in March of 2016 and ending in February of 2017 in equal amounts of  $61,049.31 in connection with his resignation. Additionally, (A) the Company is required to provide a continuation of Mr. Levy’s group health coverage for a period of eighteen months and (B) all of Mr. Levy’s 28,391 outstanding equity-based awards granted under a Company equity incentive plan immediately vested. The employment agreement also provided that during the course of his employment and for twelve months thereafter, Mr. Levy may not be employed by, or engaged in, any entity that is a competitor to the Company or its subsidiaries. During the course of his employment and for two years thereafter, Mr. Levy may not solicit or offer employment to any employee of the Company or its subsidiaries.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth certain information with respect to the value of all equity awards that were outstanding at March 31, 2016 for each of our Named Executive Officers.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Mark Hiltwein	100,000	—	—	2.19	5/11/2025	65,000(1)	61,750
	—	—	—	2.19	5/11/2025	35,000(2)	33,250

(1)
Such restricted shares vest over a period of three years, with one-third of such shares vesting on each of the first three anniversaries on October 27, 2015.

(2)
Such restricted shares vest over a period of three years, with one-third of such shares vesting on each of the first three anniversaries on October 27, 2015 based on the Company’s stock appreciation if its average price is in excess of certain thresholds over a 20 day period.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
This section describes potential payments upon termination or a change of control for Named Executive Officers who are currently employed by Rand. A summary of certain provisions of our employment and severance agreements with all of our Named Executive Officers, including the severance arrangements of the Named Executive Officers who are no longer employed by the Company, are discussed above under “Executive Employment and Severance Arrangements”.
Edward Levy Employment Agreement
As discussed previously, Mr. Levy and the Company are currently negotiating the terms of a new employment agreement that is intended to supersede the current agreement. The terms of this new agreement have not yet been determined.
Edward Levy’s current employment agreement provides that in the event that (i) Mr. Levy’s employment is terminated by the Company without cause, (ii) Mr. Levy’s employment is terminated by Mr. Levy for good reason or (iii) the Company or its successor does not renew Mr. Levy’s employment agreement under certain circumstances involving a Change of Control, the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits, (c) a severance payment equal to his average taxable income from the Company for the three preceding calendar years (subject to the following sentence) and (d) a pro-rated portion of the bonus that would have been payable to him for the year in which his employment was terminated. If Mr. Levy’s employment terminates as a result of the Company not renewing his employment agreement and, within six months of such termination, there occurs a Change of Control, the Company is required to pay to Mr. Levy the amounts set forth in clauses (a), (b) and (c) above assuming that (1) Mr. Levy’s employment agreement had been renewed, (2) Mr. Levy’s employment continued through the date of the Change of Control and (3) Mr. Levy’s employment is terminated immediately following such Change of Control. Additionally, (A) the Company is required to provide a continuation of Mr. Levy’s group health coverage for a period of eighteen months and (B) all of Mr. Levy’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.
In the event that Mr. Levy’s employment is terminated as a result of his disability, the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits, (c) a payment equal to one-half of his base salary then in effect, payable six months following such termination and (d) six monthly payments equal to one-twelfth of his base salary, payable following the payment set forth in clause (c) of this paragraph. Additionally, all of Mr. Levy’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.
In the event that Mr. Levy’s employment is terminated as a result of his death, Mr. Levy will be entitled to (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time and (b) any accrued and vested benefits. Additionally, all of Mr. Levy’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.
During the course of his employment and for twelve months thereafter, Mr. Levy may not be employed by, or engaged in, any entity that is a competitor to the Company or its subsidiaries. During the course of his employment and for two years thereafter, Mr. Levy may not solicit or offer employment to any employee of the Company or its subsidiaries.
DIRECTOR COMPENSATION
The following table summarizes the compensation we paid to our non-employee directors during the fiscal year ended March 31, 2016. Compensation information for Edward Levy, our President and Chief Executive Officer, and Laurence S. Levy, our former Executive Vice Chairman, is set forth in the Summary Compensation Table above.
Our policy is to pay our Chairman (or Lead Independent Director, when applicable) $50,000 in cash annually and $8,750 of our Common Stock at the end of each fiscal quarter during which he or she served as Chairman (or Lead Independent Director, when applicable). We pay our non-employee directors $40,000 in cash annually and $6,250 of our Common Stock at the end of each fiscal quarter during which they served as a director. In accordance with ASC Topic 718, the stock awards set forth below reflect the value of the Common Stock at the grant date rather than the date such awards were earned.
In May of 2015, our Compensation Committee engaged Veritas, Executive Compensation Consultants as its independent compensation consultant (the “Consultant”). The Consultant reported directly to the Compensation Committee. The Consultant reviewed and advised the Compensation Committee on principal aspects of our Board of Directors compensation program as well as assisted in identifying a peer group of companies for purposes of benchmarking levels of compensation, gathered and analyzed compensation data from available surveys, assisted in assessing the competitiveness of the Company’s Board of Directors compensation program.
The Compensation Committee has examined the Consultant’s relationship with the Compensation Committee members, the Company and the Company’s management and has determined that the Consultant’s work has not raised any conflict of interest.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Michael D. Lundin	50,000	35,010	—	85,010
John Binion	40,000	25,005	—	65,005
James K. Thompson	40,000	25,005	—	65,005
H. Cabot Lodge III	40,000	25,005	—	65,005
Robert K. Kurz	40,000	25,005	—	65,005
PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or, the Dodd-Frank Act, and Section 14A of the Exchange Act, Proposal 4 provides our stockholders with the opportunity to cast an advisory (non-binding) vote on executive compensation as disclosed pursuant to the compensation disclosure rules of the SEC. This proposal is commonly known as the “say-on-pay” vote.

At the Company’s 2013 annual meeting of stockholders, our stockholders approved the compensation of our Named Executive Officers and indicated their preference that we should seek future advisory (non-binding) votes each year on such executive compensation. Based on the recommendation of the Board in the Company’s 2013 proxy statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has determined to hold an advisory vote on executive compensation each year.
As described in the Executive Compensation, our compensation program is designed to attract and retain the most qualified executives while motivating high company performance and to align our executive officers’ interests with those of our stockholders. Highlights of our executive compensation program, as described in the Executive Compensation section, include pay opportunities that are based on:
•
general economic conditions;

•
our overall performance and profitability;

•
our historical compensation practices and current and historical compensation practices of peer companies;

•
each executive’s performance, skill sets and roles in the Company; and

•
our need for skill sets and the market for the executive’s skill sets.

The say-on-pay vote gives you as a stockholder the opportunity to express your views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking stockholders to approve the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement under “Executive Compensation” pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related disclosure in this proxy statement.”
Because this vote is advisory, it will not be binding on the Compensation Committee, the Board or us. However, the Compensation Committee and the Board value the opinions of our stockholders, and will consider, along with other factors that may be appropriate under the circumstances then prevailing, the outcome of the vote when considering future executive compensation arrangements.
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting is required for the adoption of this proposal.
The Board of Directors unanimously recommends using the enclosed proxy card to vote FOR the approval of this resolution. Management proxy holders will vote all duly submitted proxies FOR approval unless duly instructed otherwise.
PROPOSAL 5 — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP as the independent registered public accounting firm to audit and report upon our consolidated financial statements for the fiscal year ending March 31, 2017. Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending March 31, 2018, because it would be impractical to replace our auditors so late into our current fiscal year.
It is expected that representatives of Grant Thornton LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from our stockholders.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting is required for the adoption of this proposal.
The Board of Directors unanimously recommends using the enclosed proxy card to vote FOR ratification of Grant Thornton LLP. Management proxy holders will vote all duly submitted proxies FOR ratification.
Principal Accountant Fees and Services
Audit Fees.   The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2015 and March 31, 2016 for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $305,623 for the fiscal year ended March 31, 2016 and $393,712 for the fiscal year ended March 31, 2015.
Audit-Related Fees.   The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2016 and March 31, 2015 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $0 for the fiscal year ended March 31, 2016 and $0 for the fiscal year ended March 31, 2015.
Tax Fees.   The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2016 and March 31, 2015 for professional services rendered for tax compliance, tax advice and tax planning were $123,911 for the fiscal year ended March 31, 2016 and $109,491 for the fiscal year ended March 31, 2015. The nature of the services performed for these fees was primarily for the preparation of tax returns, responding to inquiries from taxing agencies and tax structure planning.
All Other Fees.   For the fiscal years ended March 31, 2016, and March 31, 2015, we incurred no other fees.
Policy on Pre-Approval of Services Provided by Grant Thornton LLP
The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.
PROPOSAL 6 — APPROVAL OF 2016 LONG-TERM INCENTIVE PLAN
On September 11, 2007, our stockholders approved the Company’s 2007 Long Term Incentive Plan (the “2007 Plan”). There are 2,500,000 shares authorized for issuance under the 2007 Plan. However, as of July 28, 2016, less than 10,000 shares were available for future grants. In order to continue to provide long-term equity-based incentive compensation awards to employees, non-employee directors and consultants, on July 15, 2016, the Board approved, subject to stockholder approval at the Meeting, the 2016 Long Term Incentive Plan (the “Plan”) covering stock options, stock appreciation rights (SARs), restricted stock and restricted stock units and performance units.
The Board of Directors believes it is in the best interest of the Company and the stockholders to continue to maintain the availability of long-term equity-based incentive compensation and to reduce the overall dilutive effect of such awards. The Plan accomplishes these goals, while providing the flexibility needed to meet the Company’s future compensation needs. The following summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix B.
Purpose of the Plan
The purpose of the Plan is to further and promote the interests of the Company, its subsidiaries and its stockholders by enabling the Company and its subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company’s stockholders.

Stock Subject to the Plan
The plan will cover an aggregate of up to 2,500,000 shares of Common Stock.
Administration
The Plan will be administered by a Committee of the Board of Directors (the “Committee”), which shall be comprised of not less than two of the members of the Board of Directors who are non-employee directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company, outside directors (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as in effect and as amended from time to time (the “Code”) and independent directors (within the meaning of SEC Rule 10C-1(b)(1) and NASDAQ Listing Rule 5605(a)(2) and IM-5605 thereunder). The Committee will be authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. The Committee shall also select the Plan’s participants, make awards in such amounts and in such forms as it deems advisable, impose such restrictions, terms and conditions as it deems appropriate, or correct such technical defects or any inconsistencies in the Plan or any agreement made thereunder. The Company currently anticipates that the Compensation Committee will fill this role.
Under the Plan, the Board and the Committee and their respective members are indemnified by the Company for any acts, omissions, interpretations, constructions, or determinations made in good faith in connection with the Plan or any award thereunder to the fullest extent permitted by law.
Changes in Capital Structure
Awards granted under the Plan, any agreements evidencing such awards and the maximum number of shares of Common Stock subject to the limitations of the Plan may be subject to adjustment or substitution, as determined by the Committee in its sole discretion (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or any other relevant changes in capitalization occurring after the date of grant of any award, or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Plan participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.
In the event of any of the following: (i) the Company is merged into or consolidated with another corporation or entity; (ii) all or substantially all of the assets of the Company are acquired by another person; (iii) the reorganization or liquidation of the Company; or (iv) the Company entering into a written agreement to undergo any of the foregoing events, the Committee may, in its discretion and upon at least ten days advance notice to the affected persons, cancel any outstanding awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such awards as determined by the Committee in its sole discretion. In the case of stock options, the value of the award shall be based upon the excess of the fair market value of a share of common stock as of the date of the Committee’s notice over the exercise price per share. The Committee may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the award being canceled.
Duration and Modification
The Plan shall terminate on July 15, 2026, except with respect to awards then outstanding, which will terminate in accordance with their terms.
The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company. No such amendment, suspension or termination shall (x) subject to the Board’s rights described under “Changes in Capital Structure” above, materially and adversely affect the rights of any participant under any award, without the consent of such participant or (y) increase the number of shares available for awards pursuant to the plan without stockholder approval; provided, however, that the Board may amend the Plan, without the consent of any participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment of the Plan to cause certain awards not to be subject to Code Section 409A.
The Committee may, in its sole discretion, amend or modify at any time the terms and provisions of any outstanding award in any manner to the extent that the Committee under the Plan or any award agreement could have initially determined the restrictions, terms and provisions of such awards, including changing or accelerating the date or dates as of which stock options or SARs become exercisable, the date or dates as of which restricted share or restricted stock unit grants shall become vested, or the performance period or goals in respect of any performance units. Subject to the Board’s rights under “Changes in Capital Structure” above, no such amendment shall, however, materially and adversely affect the rights of any participant under any such award without the consent of such participant, provided that the Committee may amend an award, without the consent of the participant, in any way it deems appropriate to satisfy Code Section 409A and any other regulations or authority promulgated thereunder, including any amendment or modification of such award to cause it not to be subject to such Section 409A.
Eligibility and Extent of Participation
Individuals eligible for awards under the Plan shall be determined by the Committee in its sole discretion and shall be limited to the employees, non-employee directors of, and consultants to the Company and its subsidiaries.
Stock Options
Stock options granted under the Plan may be in the form of incentive stock options or non-qualified stock options (sometimes referred to collectively herein as the “Stock Option(s)”). The term of each Stock Option will be determined by the Committee, but in the case of an incentive stock option, may not exceed a ten year term. Such Stock Options shall be subject to the terms and conditions of the Plan and any additional terms and conditions as the Committee shall set forth in the relevant award agreement. The Committee may also provide that certain stock options shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.
Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other awards under the Plan or in tandem with SARs.
The exercise price per share of common stock subject to a stock option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price per share of common stock underlying a stock option shall never be less than one hundred percent (100%) of the fair market value of a share of common stock as of the date of the grant of such stock option.
For purposes hereof, “fair market value” of the Company’s common stock means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the common stock, as reported on the principal national securities exchange on which the common stock is listed or admitted to trading, for such date(s) or, if the common stock was not traded on such date(s), on the next preceding day or days on which the common stock was traded. If at any time the common stock is not traded on such an exchange, the fair market value of a share of the Common Stock shall be determined in good faith by the Committee in accordance with applicable regulations.
Exercise of Options
A Stock option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased. Notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Committee, including, if the Committee so determines, by delivery of shares of common stock. Any portion of a stock option that is exercised may not be exercised again.

Stock options granted under the Plan shall become exercisable at such time as designated by the Committee at the time of grant.
Incentive Stock Options
Incentive stock options will only be awards to employees of the Company or its subsidiaries. Except as otherwise permitted by the Code, to the extent that the aggregate grant date fair market value of common stock with respect to which an incentive stock option is exercisable by a participant for the first time during any calendar year exceeds $100,000, the incentive stock option shall be treated as a non-qualified stock option to the extent thereof. Other special provisions apply to incentive stock options granted to an employee who owns more than ten percent of the total combined voting power of all classes of the Company or any subsidiary, including that the exercise price must be at least 110% of the grant date value of the underlying shares and the term of the incentive stock option may not exceed five (5) years.
Stock Appreciation Rights
A SAR is an award granted with respect to a specified number of shares of Common Stock entitling a participant to receive an amount, payable in cash, equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant of the SAR, multiplied by the number of shares of Common Stock with respect to which the SAR shall have been exercised. The grant of SARs under the Plan shall be subject to the terms and conditions of the Plan and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant award agreement.
SARs may be granted under the Plan in such form as the Committee may approve from time to time. The term of each SAR shall be such period of time as fixed by the Committee but may be no longer than ten years.
Exercise of SARs
A SAR may be exercised, in whole or in part, by giving written notice of exercise to the secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares for which the SAR is being exercised. Any portion of a SAR that is exercised may not be exercised again.
A SAR granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant.
Restricted Shares and Restricted Stock Units
Awards of restricted shares and/or restricted stock units are subject to the terms and conditions of the Plan and any additional terms or conditions the Committee shall set forth in the relevant award agreement. Subject to the terms of the Plan, the Committee shall determine the number of restricted shares and/or restricted stock units to be granted to a participant and the Committee may provide different terms and conditions on any particular restricted shares and/or restricted stock units grant made to any participant. Each recipient receiving an award of restricted shares shall be issued a stock certificate or certificates in respect of such award. These certificates shall bear a restrictive legend limiting the transferability of such shares until the applicable restrictions have lapsed. Such stock certificates evidencing restricted shares shall, at the discretion of the Committee, be deposited with and held by the Company until the restrictions thereon have lapsed and all applicable terms and conditions applicable to such grant shall have been satisfied. Any book-entry shares will be accompanied by a similar legend and shall be subject to stop-transfer orders and other restrictions as the Committee deems advisable.
Grants of restricted shares are subject to restrictions, terms and conditions the Committee deems appropriate. Such restrictions may involve limitations on the sale, assignment, or transfer of such shares, the requirement that the participant deposit such shares with the Company while the shares are subject to any such restrictions and the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons. Restricted stock units shall be similar to restricted shares except that no shares of common stock are awarded to the participant on the date of grant, as such award represents an unfunded, unsecured promise by the Company to deliver fully vested shares of common stock (or the cash value thereof, in whole or in part) to the participant at a future date.
Restriction Period
Restricted shares and/or restricted stock units shall only become unrestricted and vested in the participant in accordance with such vesting schedule and any other restrictions, terms and conditions relating to such restricted shares and/or restricted stock units as the Committee may establish in the relevant award agreement. While the shares are restricted, the participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of such shares.
Upon the satisfaction or restrictions on a grant of restricted shares, a new, un-legended certificate shall be delivered to the participant or the restrictions shall be removed on the book-entry shares in the stock registrar maintained by the Company’s transfer agent with a corresponding notice provided to the participant. Restricted stock units shall be paid on such date and in such form as the Committee, in its sole discretion, may determine provided, however that each restricted stock unit shall be paid no later than two and one-half months following the end of the calendar year in which such award (or portion thereof) vests.
Stockholder Rights
A participant shall have, with respect to shares of common stock underlying a grant of restricted shares, all of the rights of a stockholder of such stock, except as such rights are limited by the relevant award agreement. Any dividends paid on such restricted shares shall be treated as additional restricted shares and subject to the same restrictions and other terms and conditions that apply to the unvested restricted shares. There are no stockholder rights with respect to any restricted stock units granted under the plan.
Performance Units
A performance unit is an award of units, denominated in shares of common stock (with each unit representing such monetary amount as is designated by the Committee in the award agreement) granted to a participant, subject to the terms and conditions of the Plan and any additional terms and conditions that the Committee deems appropriate, including the requirement that the participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time (“Performance Unit”).
Performance Unit Grants and Performance Periods
Performance Units may be granted alone or in addition to any other award under the Plan. The Committee may impose different terms and conditions on any particular Performance Units granted to any participant.
Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such awards if the Company and/or the participant achieves certain goals during and in respect of a designated performance period. The performance goals and periods shall be established by the Committee in its sole discretion. The Committee shall establish performance goals for a performance period prior to or as soon as practicable after the commencement of such performance period. The Committee also shall establish a schedule for Performance Units setting forth the portion of the award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals for the relevant period. Performance goals may use, among other things, such measures as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of account changes, net income, total stockholder return, market valuation, cash flow and comparisons to peer companies. Such measures shall be defined by the Committee. The Committee may also adjust such performance goals or performance periods in such manner as it, in its discretion, deems appropriate at any time.
Payment of Units
If the applicable performance goals have been achieved or partially achieved, as determined by the Committee in its sole discretion, the participant will be entitled to receive payment in an amount equal to the designated value of each Performance Unit multiplied by the number of such units earned. Payment of earned Performance Units shall be made as soon as practicable after the performance period (but in no event later than two and one-half months following the calendar year within which the performance period ends) in cash, unrestricted common stock, restricted shares or a combination thereof, as determined by the Committee in its sole discretion.
Performance-Based Awards
Performance Units, restricted shares, restricted stock units and other awards subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code shall be paid or become vested solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m) of the Code and the regulations thereunder. These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Committee may determine:
•
level of sales;

•
earnings per share;

•
income before income taxes and cumulative effect of accounting changes;

•
income before cumulative effect of accounting changes;

•
net income;

•
earnings before interest and taxes;

•
return on assets;

•
return on equity;

•
return on capital employed;

•
total stockholder return;

•
market valuation;

•
cash flow;

•
comparisons to peer companies;

•
working capital management;

•
management of capital expenditures;

•
growth rate of revenue;

•
growth rate of earnings before interest and taxes; and

•
completion of acquisitions and/or divestitures.

The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to a participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. The payout of any such award may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise in the sole discretion of the Committee.

Transferability of Awards
Unless provided in the applicable award agreement, no award under the Plan shall be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise disposed of by a participant or any beneficiary of any participant except by testamentary disposition by the participant or laws of intestate succession. No interest shall be subject to execution, attachment or similar legal process, including for seizure for payment of the participant’s debts, judgments, alimony or maintenance. Unless otherwise provided in the award agreement, Stock Options and SARs are exercisable only by the participant.
Federal Income Tax Consequences
The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the Plan should consult a tax advisor.
Incentive Stock Options
Stock Options granted under the Plan may qualify as incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. However, the optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.
Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of  (i) the end of the two-year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (we refer to the later of  (i) or (ii) as the ISO Holding Period), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.
Generally, if the shares are disposed of by the optionee in a taxable disposition within the two-year period beginning on the day after the day the option was awarded to the optionee, or the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) equal to the amount of ordinary income realized by the optionee. Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.
If an optionee has not remained an employee of the Company or it subsidiaries during the period beginning with the grant of an incentive stock option and ending on the day three (3) months (one (1) year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee’s death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.
Non-Qualified Stock Options
In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the fair market value of such shares on the exercise date.
Effect of Share-for-Share Exercise
If an optionee elects to tender shares of the Company’s Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.
If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.
Restricted Shares
A participant will not recognize any income upon the award (i.e., the grant) of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.
Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of Company Common Stock. The participant’s tax basis for any such shares of the Company Common Stock would be the fair market value on the date such terms and conditions are satisfied.
A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than thirty (30) days after the date of grant. If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant’s tax basis for the restricted shares received and for any shares of the Company common stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.
The holding period for capital gain or loss purposes in respect of the Company’s common stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units and Restricted Stock Units
A participant will not recognize any income upon the award of a performance unit or restricted stock unit. A participant will generally recognize compensation taxable as ordinary income when he or she receives payment with respect to a performance unit or a restricted stock unit, and at such time the Company will generally be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Company common stock received by the participant in payment of the performance units or restricted stock units. The participant’s tax basis for any such shares of the Company’s common stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units or restricted stock units are paid in restricted shares, see “Restricted Shares” above for a discussion of the applicable tax treatment.
Limits on Deductions
Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and, generally, the three (3) other most highly paid executive officers of the Company, a group which may not include the chief financial officer, in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.
The Company has structured the Plan so that it may generally claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, (ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units or restricted stock units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Any awards, other than stock options and SARs, which vest solely as a result of the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code (e.g., certain restricted stock, restricted stock units and performance units), and amounts for which the Company may claim a deduction upon the lapse of any restrictions on such awards will be subject to the limitations on deductibility under Section 162(m).
However, the Plan does permit the Committee to make awards that will not qualify as “qualified performance-based compensation” within the meaning of Section 162(m) and, while the Compensation Committee expects that a significant portion of the awards it grants under the Plan will be “qualified performance-based compensation”, the Committee may very well make various awards that do not satisfy those requirements.
Section 409A
Section 409A of the Code provides substantial penalties (described below) to persons deferring taxable income, unless the requirements of Section 409A have been satisfied. Many awards provided under the Plan could be viewed as deferring income for participants and may, therefore, be subject to Section 409A. While it is the intention of the Board to prevent awards made under the Plan from being subject to Section 409A, or if subject to such section, to have such awards satisfy the requirements of Section 409A, there can be no assurance that awards made under the Plan which are subject to Section 409A will satisfy the requirements of Section 409A.
In the event that an award made under the Plan is subject to Section 409A, but does not satisfy the requirements of that Section, then the affected participant will incur an additional twenty percent (20%) penalty of the amount found to be improperly deferred, as well as full taxation of that amount and interest on that amount from the date when that amount became vested. In addition, other deferrals by that participant found to be part of the same “plan”, even if the deferrals themselves satisfied Section 409A, would also be treated as failing to satisfy Section 409A and, with respect to those deferrals, the participant would also incur an additional twenty percent (20%) penalty of the amount deferred, as well as full taxation of that amount and interest on that amount from the date it became vested.

Additional Information
The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of the Company’s Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of the Company’s Common Stock.
In the event that certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G(c) of the Code) under the Plan may cause or result in “excess parachute payments” (as defined in Section 280G(b)(1) of the Code) then, pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a twenty percent (20%) excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting is required for the adoption of this proposal.
The Board of Directors unanimously recommends using the enclosed proxy card to vote FOR approval of the Plan. Management proxy holders will vote all duly submitted proxies FOR approval unless duly instructed otherwise.
Other Matters
Any proposal of an eligible stockholder intended to be presented at the next annual meeting of stockholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting no later than March 31, 2017. In accordance with our bylaws, to be considered timely, all stockholder proposals and stockholder nominations must be received by us not less than sixty (60) days nor more than ninety (90) days prior to the 2017 annual meeting of stockholders, provided that in the event that less than seventy (70) days’ notice or prior public disclosure of the annual meeting date is given or made to stockholders, notice by a stockholder must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.
We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. In addition to solicitation of proxies by use of the mails, our directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview.
We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.
COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2016, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO MICHAEL D. LUNDIN, CHAIRMAN OF THE BOARD OF DIRECTORS, RAND LOGISTICS, INC., 333 WASHINGTON STREET, SUITE 201, JERSEY CITY, NEW JERSEY 07302.
Our Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote any proxies in accordance with their best judgment. The accompanying proxy card confers discretionary authority to such persons to vote on any unanticipated matters.

It is important that proxies be returned promptly. Stockholders are urged to date and sign the enclosed proxy card and return it promptly in the accompanying envelope or to promptly vote by calling the toll-free number set forth in the enclosed proxy card.
By order of the Board of Directors,
ROSEMARY MORRIS,
Secretary
333 Washington Street, Suite 201
Jersey City, New Jersey 07302
July 28, 2016

Appendix A
second AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RAND ~~ACQUISITION CORPORATION~~Logistics, inc.
Rand ~~Acquisition Corporation~~Logistics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
A.   The name of the Corporation is Rand ~~Acquisition Corporation~~Logistics, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 2, 2004 ~~and was previously amended on June 11, 2004~~. The original name of the Corporation was GRAND SLAM ACQUISITION CORPORATION.
B.   Pursuant to Sections ~~216,~~ 242 and 245 of the General Corporation Law of the State of Delaware, the Second Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Corporation and adopted by the ~~majority of the~~ stockholders of the Corporation ~~voting at a special~~at the 2016 annual meeting (which was duly called and held in accordance with Section 222 of the General Corporation Law of the State of Delaware), and restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation as heretofore amended, but not the Certificates of Designation of any series of Preferred Stock of the Corporation.
C.   The text of the Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:
FIRST.   The name of the corporation is RAND LOGISTICS, INC. (hereinafter sometimes referred to as the “Corporation”).
SECOND.   The registered office of the Corporation is ~~to be~~ located at ~~615 S. DuPont Hwy., Kent~~1209 Orange Street, New Castle County, ~~Dover~~Wilmington, Delaware 19801. The name of its registered agent at that address is ~~National Corporate Research, Ltd~~The Corporation Trust Company.
THIRD.   The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“GCL”).
FOURTH.   The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 51,000,000, of which 50,000,000 shares shall be Common Stock, par value of $.0001 per share, and 1,000,000 shares shall be Preferred Stock, par value of  $.0001 per share.
A.   Preferred Stock.   The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.
B.   Common Stock.   Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.
~~FIFTH.   The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation’s~~

~~third Annual Meeting of Stockholders. The Class C director shall then elect additional Class A, Class B and Class C directors. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.~~
FIFTH.
A.   Annually Elected Board.   Commencing with the election of directors at the Corporation’s 2016 annual meeting of stockholders, all directors shall be elected annually for terms of one year, and each director elected at and after the 2016 annual meeting of stockholders shall hold office until the next succeeding annual meeting of stockholders and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office. Each director elected prior to the 2016 annual meeting of stockholders for a term extending beyond the 2016 annual meeting of stockholders shall, notwithstanding such term, hold office only until the 2016 annual meeting of stockholders and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, disqualification or removal from office. Any newly-created directorship and any vacancy in the Board of Directors resulting from the death, resignation, removal, retirement or disqualification of any director shall be filled solely by the vote of a majority of the remaining directors then in office, even though less than a quorum. Except as otherwise provided by the GCL or this Second Amended and Restated Certificate of Incorporation, any director may be removed with or without cause by the holders of a majority in voting power of the outstanding stock entitled to vote in the election of such director.
SIXTH.   The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A.   Election of directors need not be by ballot unless the by-laws of the Corporation so provide.
B.   The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation ~~as provided in the by-laws of the Corporation~~.
C.   The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.
D.   In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Second Amended and Restated Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.
SEVENTH.
A.   Purpose and Authorization.
1.   The provisions of this Article SEVENTH are intended to assure that the Corporation remains in continuous compliance with the citizenship requirements of the Shipping Act, 1916, the Merchant Marine Act, 1920 and the Merchant Marine Act, 1936, all as amended, and the regulations promulgated thereunder, as such laws and regulations are amended from time to time (collectively, the “Maritime Laws”). It is the policy of the Corporation that Non-Citizens should not Beneficially Own, individually or in the aggregate, any shares of the Corporation’s Capital Stock in excess of the Permitted Amount. If the Board of Directors of the Corporation should conclude in its sole discretion at any time that Non-Citizens have become, or are expected to become, the Beneficial Owners, individually or in the aggregate, of shares of Capital Stock in excess of the Permitted Amount, the Board of Directors may by resolution duly adopted declare that any or all of the provisions of subparagraphs C, D, E and F of this Article SEVENTH shall apply.
2.   The Board of Directors is hereby authorized to effect any and all measures necessary or desirable (consistent with applicable law and the provisions of this Second Amended and Restated Certificate of Incorporation) to fulfill the purpose and implement the provisions of this Article SEVENTH, including without limitation, amending the By-Laws of the Corporation and establishing, amending or eliminating procedures from time to time that are consistent with the By-Laws that provide for, including without limitation, (i) obtaining, as a condition to recording the transfer of shares on the stock records of the Corporation, affidavits or other proof as to the citizenship of existing or prospective stockholders on whose behalf shares of the Capital Stock of the Corporation or any interest therein or right thereof are or are to be held, and (ii) establishing and maintaining a dual stock certificate system under which different forms of stock certificates representing outstanding shares of the Capital Stock of the Corporation are issued to Citizens or Non-Citizens.
B.   Definitions.   For purposes of this Article SEVENTH, the following terms shall have the meanings specified below:
1.   A Person shall be deemed to be the “Beneficial Owner” of, or to “Beneficially Own,” shares of Capital Stock to the extent such Person would be deemed to be the beneficial owner thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such rule may be amended from time to time.
2.   “Capital Stock” shall mean any class or series of capital stock of the Corporation other than any class or series of capital stock of the Corporation that is permitted by the Maritime Administration of the United States Department of Transportation (“MarAd”) to be excluded from the determination of whether the Corporation is in compliance with the citizenship requirements of the Maritime Laws.
3.   “Capital Stock Register” shall mean the official and conclusive list of Beneficial Ownership of Capital Stock maintained in the Corporation’s books and records or by a transfer agent duly authorized by the Corporation.
4.   “Certificate” shall mean any written or electronic representation of ownership of Capital Stock of the Corporation.
5.   “Citizen” shall mean:
(a)
any individual who is a citizen of the United States, by birth, naturalization, as a derivative citizen or as otherwise authorized by law and who is (x) free and clear of any trust or fiduciary obligation in favor of, or control, directly or indirectly, by, Non-Citizens and (y) not employed by or financially dependent on a Non-Citizen which is affiliated or associated in any manner with the Corporation;

(b)
any corporation

(i)
that is organized or incorporated under the laws of the United States, or of a state of the United States or a political subdivision thereof, Guam, Puerto Rico, the Virgin Islands, American Samoa, the District of Columbia, the Northern Mariana Islands, or any other territory or possession of the United States (each a “State”),

(ii)
of which title to not less than 75% of its stock interest is beneficially owned by and vested in Persons who are Citizens, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,” free and clear of any trust or fiduciary obligation of any Non-Citizens,

(iii)
of which not less than 75% of the voting power of the stock of such corporation entitled to vote is beneficially owned by and vested in Citizens, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,” free from any contract or understanding through which it is arranged that such voting power may be exercised directly or indirectly on behalf of Non-Citizens,

(iv)
of which there are no other means by which direct or indirect control is conferred upon or permitted to be exercised by Non-Citizens,

(v)
whose chief executive officer (by whatever title), chairman of the board of directors and all officers authorized to act in the absence or disability of such Persons or otherwise dispose of or control any vessel are Citizens, and

(vi)
of which not more than a minority of the number of directors (or equivalent Persons) necessary to constitute a quorum are Non-Citizens;

(c)
any partnership

(i)
that is organized under the laws of the United States or of a State,

(ii)
all general partners of which are Citizens, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,”

(iii)
of which not less than a 75% equity interest and voting power is beneficially owned by Persons who are Citizens, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,” free and clear of any trust or fiduciary obligation in favor of any Non-Citizens and free from any contract or understanding through which it is arranged that such voting power may be exercised directly or indirectly on behalf of Non-Citizens, and

(iv)
of which there are no other means by which direct or indirect control is conferred upon or permitted to be exercised by Non-Citizens;

(d)
any association

(i)
that is organized under the laws of the United States or of a State,

(ii)
of which 100% of the members are Citizens, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,”

(iii)
whose chief executive officer (by whatever title), chairman of the board of directors (or equivalent committee or body) and all Persons authorized to act in the absence or disability of such Persons or otherwise dispose of or control any vessel are citizens of the United States,

(iv)
of which not less than 75% of the interest and voting power of such association is beneficially owned by Citizens, free and clear of any trust or fiduciary obligation in favor’ of any Non-Citizens, and free from any contract or understanding through which it is arranged that such voting power may be exercised directly or indirectly on behalf of Non-Citizens,

(v)
of which not more than a minority of the number of directors (or equivalent Persons) necessary to constitute a quorum are Non-Citizens, and

(vi)
of which there are no other means by which direct or indirect control is conferred upon or permitted to be exercised by Non-Citizens;

(e)
any limited liability company

(i)
that is organized under the laws of the United States or of a State,

(ii)
of which 75% of the members are Citizens,

(iii)
of which not less than 75% of the membership interest is beneficially owned by Persons who are Citizens, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,”

(iv)
whose chief executive officer (by whatever title), chairman of the board of directors (or equivalent committee or body) and all Persons authorized to act in the absence or disability of such Persons or otherwise dispose of or control any vessel are citizens of the United States,

(v)
of which not less than 75% of the voting power of such company entitled to vote is vested in Citizens, free and clear of any trust or fiduciary obligation, in favor of or on behalf of any Non-Citizens, and free from any contract or understanding through which it is arranged that such voting power may be exercised directly or indirectly on behalf of Non-Citizens,

(vi)
of which the managing member or manager (or equivalent Person), if such company’s management is delegated to a single manager or managing member pursuant to its organizational agreement, is a citizen of the United States, or, if such company’s management is conferred by its organizational agreement on several managers, a management committee or board of directors (or equivalent governing body), each manager having general management authority is a citizen of the United States and not more than a minority of the number of management committee members or directors (or equivalent Persons) necessary to constitute a quorum of such governing body are Non-Citizens, and

(vii)
of which there are no other means by which direct or indirect control is conferred upon or permitted to be exercised by Non-Citizens;

(viii)
of which Non-Citizens do not have authority within a management group, whether through veto power, combined voting, or otherwise, to exercise control over the limited liability company;

(f)
any joint venture (if not an association, corporation or partnership)

(i)
that is organized under the laws of the United States or of a State,

(ii)
of which 100% of the members are, or 100% of the equity is beneficially owned by Citizens, as defined under the relevant clause (a)-(g) of this definition of “Citizen,” free and clear of any trust or fiduciary obligation in favor of any Non-Citizens, and

(iii)
of which there are no other means by which direct or indirect control is conferred upon or permitted to be exercised by Non-Citizens; and

(g)
any trust

(i)
that is domiciled in and existing under the laws of the United States or a State,

(ii)
all of the trustees of which are Citizens, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,”

(iii)
of which not less than 75% of the equity interest is owned by Citizens, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,”

(iv)
of which each beneficiary with an enforceable interest in the trust is a Citizen, as defined under the relevant clause (a)-(g) of this definition of  “Citizen,” (v) of which there are no other means by which direct or indirect control is conferred upon or permitted to be exercised by Non-Citizens;

all as further defined in Subpart C (Sections 67.30-67.47) of Title 46 of the Code of Federal Regulations, as amended, modified or supplemented.
6.   “Non-Citizen” shall mean any Person other than a Citizen.
7.   “Permitted Amount” shall mean shares of Capital Stock that, individually or in the aggregate (a) have Voting Power not in excess of 23% of Total Voting Power or (b) constitute not more than 23% of the total number of the issued and outstanding shares of Capital Stock; provided that, if the Maritime Laws are amended to change the amount of Capital Stock that a Non-Citizen may own or have the power to vote, then the Permitted Amount shall be changed to a percentage that is two percentage points less than the percentage that would cause the Corporation to be no longer qualified under the Maritime Laws, after giving effect to such amendment, as a Citizen qualified to (i) engage in coastwise trade, (ii) participate in MarAd’s Title XI or comparable financing programs or (iii) participate in operating differential subsidies or similar programs.
8.   “Person” shall mean an individual, partnership, corporation, limited liability company, trust, joint venture or other entity.
9.   “Record Holder” shall mean any Person whose name appears on the Capital Stock Register as an owner, beneficial or otherwise, of Capital Stock.
10.   “Total Voting Power” shall mean the total number of votes that may be cast by all outstanding shares of Capital Stock having Voting Power.
11.   “Voting Power” shall mean the power to vote with respect to the election of the Corporation’s directors.
C.   Restrictions on Transfer.
1.   Any transfer, or attempted or purported transfer, of any shares of the Capital Stock of the Corporation or any interest therein or right thereof, that would result in the Beneficial Ownership by Non-Citizens, individually or in the aggregate, of shares of Capital Stock in excess of the Permitted Amount will, until such excess no longer exists, be void and ineffective as against the Corporation and the Corporation will not recognize, with respect to those shares that caused the Permitted Amount to be exceeded, the purported transferee as a stockholder of the Corporation for any purpose other than the transfer by the purported transferee of such excess to a person who is a Citizen or to the extent necessary to effect any other remedy available to the Corporation under this Article SEVENTH.
2.   Each Record Holder and Beneficial Owner shall advise the Corporation in writing of any change in such Record Holder’s or Beneficial Owner’s citizenship status.
D.   Dual Stock Certificate System.
1.   The Corporation may institute a “Dual Stock Certificate System” such that (i) each Certificate representing Capital Stock that is Beneficially Owned by a Citizen shall be marked “Citizen” and each Certificate representing Capital Stock that is Beneficially Owned by a Non-Citizen shall be marked “Non-Citizen,” but with all such Certificates to be identical in all other respects and to comply with all provisions of the Delaware Act; (ii) to the extent necessary to enable the Corporation to submit any proof of citizenship required by law or by contract with the United States government (or any agency thereof), the Corporation may require the Record Holders and the Beneficial Owners of such Capital Stock to confirm their citizenship status from time to time, and voting rights and distributions payable with respect to Capital Stock held by such Record Holder or Beneficially Owned by such Beneficial Owner may, in the discretion of the Board of Directors, be withheld until confirmation of such citizenship status is received; and (iii) the Capital Stock Register of the Corporation shall be maintained in such manner as to enable the percentage of Capital Stock that is Beneficially Owned by Non-Citizens and by Citizens to be confirmed.
2.   Beneficial Owners of Certificates bearing notation as Non-Citizen and Citizen shall have in all respects the same corporate status and corporate rights regarding Capital Stock of the same class or series, share for share, except that transfers of the Certificates bearing the Citizen notation to Non-Citizens shall be restricted as herein provided and violations of the provisions of this Article SEVENTH shall be dealt with in the manner set forth herein. The Board of Directors is authorized to take such other ministerial actions or make such interpretations as it may deem necessary or advisable in order to implement this Dual Stock Certificate System in a manner consistent with the policies set forth in this Article SEVENTH.
E.   Suspension of Voting, Dividend and Distribution Rights with Respect to Excess Shares.   If any shares of Capital Stock in excess of the Permitted Amount are Beneficially Owned by Non-Citizens, individually or in the aggregate, any such excess shares determined in accordance with this subparagraph E (the “Excess Shares”), shall, until such excess no longer exists, not be entitled to (1) receive any dividends or distributions of assets declared payable or paid to the holders of the Capital Stock of the Corporation during such period or (2) vote with respect to any matter submitted to a vote of the stockholders of the Corporation, and such Excess Shares shall not be deemed to be outstanding for purposes of determining the vote required on any matter properly submitted to a vote of the stockholders of the Corporation. At such time as the Permitted Amount is no longer exceeded, full voting rights shall be restored to any shares previously deemed to be Excess Shares, and any dividends or distributions with respect thereto that have been withheld shall be due and paid to the holders of such shares. If the number of shares of Capital Stock Beneficially Owned by Non- Citizens is in excess of the Permitted Amount, the shares deemed to be Excess Shares for purposes of this Article SEVENTH will be those shares Beneficially Owned by Non-Citizens that the Board of Directors determines became so Beneficially Owned most recently, and such determination shall be conclusive.
F.   Redemption Of Excess Shares.   The Corporation shall have the power, but not the obligation, to redeem Excess Shares subject to the following terms and conditions:
1.   The per share redemption price (the “Redemption Price”) to be paid for the Excess Shares to be redeemed shall be the sum of  (a) the average closing sales price of the Capital Stock and (b) any dividend or distribution declared with respect to such shares prior to the date such shares are called for redemption hereunder but which has been withheld by the Corporation pursuant to subparagraph E. As used herein, the term “average closing sales price” shall mean the average of the closing sales prices of the Capital Stock on a national securities exchange on which the stock is traded or listed during the 10 trading days immediately prior to the date the notice of redemption is given; except that, if the Capital Stock is not so traded or quoted, the average closing sales price shall be determined in good faith by the Board of Directors.
2.   The Redemption Price may be paid in cash or by delivery of a promissory note of the Corporation, at the election of the Corporation. Any such promissory note shall have a maturity of not more than 10 years from the date of issuance and shall bear interest at the rate equal to the then current coupon rate of a 10-year Treasury note as such rate is published in THE WALL STREET JOURNAL or comparable publication.
3.   A notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 10 days prior to the redemption date to each holder of record of the shares to be redeemed, at such holder’s address as the same appears on the stock records of the Corporation. Each such notice shall state (a) the redemption date, (b) the number of shares of Capital Stock to be redeemed from such holder, (c) the Redemption Price, and the manner of payment thereof, (d) the place where certificates for such shares are to be surrendered for payment of the Redemption Price, and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date.
4.   From and after the redemption date, dividends on the shares of Capital Stock called for redemption shall cease to accrue and such shares shall no longer be deemed to be outstanding and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the

Corporation the Redemption Price) shall cease. Upon surrender of the certificates for any shares so redeemed in accordance with the requirements of the notice of redemption (properly endorsed or assigned for transfer if the notice shall so state), such shares shall be redeemed by the Corporation at the Redemption Price. In case fewer than all shares represented by any such certificate are redeemed, a new certificate shall be issued representing the shares not redeemed without cost to the holder thereof.
5.   Such other terms and conditions as the Board of Directors may reasonably determine.
EIGHTH.
A.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.
B.   The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.
NINTH.   Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.
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IN WITNESS WHEREOF, Rand ~~Acquisition Corporation~~Logistics, Inc. has caused this Second Amended and Restated Certificate of Incorporation to be executed by Carol Zelinski, its Secretary thereunto duly authorized, this ~~3rd~~[____] day of ~~March, 2006~~[________], 2016.
RAND ~~ACQUISITION CORPORATION~~LOGISTICS, INC.
/s/ Carol Zelinski
Carol Zelinski Secretary

Appendix B
RAND LOGISTICS, INC.
2016 LONG-TERM INCENTIVE PLAN
* * * * *
1.   Purpose.   The purpose of this 2016 Long-Term Incentive Plan is to further and promote the interests of Rand Logistics, Inc., its Subsidiaries (as defined below) and its shareholders by enabling the Company (as defined below) and its Subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company’s shareholders.
2.   Definitions.   For purposes of the Plan, the following terms shall have the meanings set forth below:
2.1   “Award” means an award or grant made to a Participant under the Plan.
2.2   “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.
2.3   “Board” means the Board of Directors of the Company, as constituted from time to time.
2.4   “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.
2.5   “Committee” means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.
2.6   “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.
2.7   “Company” means Rand Logistics, Inc., a Delaware corporation, or any successor corporation to Rand Logistics, Inc.
2.8   “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.
2.9   “Fair Market Value” of the Company’s Common Stock means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such an exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Committee (using, in the case of a Non-Qualified Stock Option, the valuation factors set forth in Treasury Regulation Section 1.409A-1(b)(5)(iv)(B) to the extent applicable.
2.10   “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.
2.11   “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.
2.12   “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.
2.13   “Performance Units” means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

2.14   “Plan” means the Rand Logistics, Inc. 2016 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).
2.15   “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.
2.16   “Restricted Stock Unit” means an Award granted to a Participant pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement, except no shares of Common Stock are actually awarded to the Participant on the date of grant, as such Award represents an unfunded, unsecured promise to deliver vested shares of Common Stock (or the cash value thereof, in whole or in part) at a future date.
2.17   “Stock Appreciation Right” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.
2.18   “Subsidiary(ies)” means any corporation (other than the Company), partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, at least fifty percent (50%) of the voting stock, partnership or membership interests in one of the other entities in such chain.
3.   Administration.
3.1   The Committee.   The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are “Non-Employee Directors” (within the meaning of SEC Rule 16b-3(b)(3) promulgated under the Exchange Act) of the Company, “Outside Directors” (within the meaning of Section 162(m) of the Code) and “Independent Directors” (within the meaning of SEC Rule 10C-1(b)(1) promulgated under the Exchange Act and NASDAQ Listing Rule 5605(a)(2) and IM-5605 issued thereunder). Consistent with the Bylaws of the Company and the Committee’s charter (the “Charter”), members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.
3.2   Plan Administration and Plan Rules.   The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and in such forms as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan, any Award Agreement, and/or any other applicable agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such forms as are approved by the Committee. In performing its functions under the Plan, the Committee shall act within the scope of its authority under the Charter, as amended from time to time.
3.3   Liability Limitation.   Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.
4.   Term of Plan/Common Stock Subject to Plan.
4.1   Term.   The Plan shall terminate on the tenth (10th) anniversary of the Board’s approval of the Plan, except with respect to Awards then outstanding, which, subject to Section 14 hereof, shall terminate in accordance with their terms. After such date, no further Awards shall be granted under the Plan.
4.2   Common Stock.   The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 2,500,000 shares of Common Stock. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.
4.3   Computation of Available Shares.   For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares and Restricted Stock Units pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.
5.   Eligibility.   Individuals eligible for Awards under the Plan shall be determined by the Committee in its sole discretion and shall be limited to the employees of, non-employee directors of, and consultants to the Company and its Subsidiaries.
6.   Stock Options.
6.1   Terms and Conditions.   Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s)”). Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. The Committee may also provide that certain Stock Options shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee (in such a situation, the Committee may provide that a number of shares of Common Stock with a Fair Market Value equal to or greater than the total exercise price be withheld to satisfy the exercise price and, in the event the Fair Market Value of the shares of Common Stock withheld exceeded the total exercise price, the Committee may provide that any excess be paid to the Participant in cash, securities or other property, such payment to be made as of the exercise date).
6.2   Grant.   Subject to Section 6.6, Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights.

6.3   Exercise Price.   Subject to Section 6.6, the exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that, subject to Section 13.2 hereof, the exercise price per share of Common Stock underlying a Stock Option shall never be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock as of the date of the grant of such Stock Option.
6.4   Term.   Subject to Section 6.6, the term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years after the date immediately preceding the date on which the Incentive Stock Option is granted.
6.5   Method of Exercise.   A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Committee, including, if the Committee so determines, by delivery of shares of Common Stock (including through cashless exercise in a manner compliant with the requirements of the Sarbanes-Oxley Act of 2002, as amended). The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.
6.6   Additional Rules for Incentive Stock Options.   Incentive Stock Options shall only be awarded to employees of the Company, or a parent or subsidiary, each within the meaning of Section 424 of the Code. Except as may otherwise be permitted by the Code, to the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable by a Participant for the first time during any calendar year exceeds $100,000, the Incentive Options shall be treated as Non-Qualified Stock Options to the extent thereof. In applying this rule, Incentive Stock Options shall be taken into account in the order in which they were granted, and Fair Market Value shall be determined as of the applicable grant dates. Special provisions apply to Incentive Stock Options granted to an employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Shareholder”). In the case of an award to a 10% Shareholder, the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant and the maximum term shall be five (5) years. The class of employees eligible to receive Awards of Incentive Stock Options under the Plan shall include all employees of the Company or any parent or subsidiary, each within the meaning of Section 424 of the Code, thereof.
6.7   Tandem Grants.   If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, with identical terms other than the medium of payment, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent such Participant exercises the Stock Appreciation Right to which such Stock Appreciation Right is related.
7.   Stock Appreciation Rights.
7.1   Terms and Conditions.   The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.
7.2   Stock Appreciation Rights.   A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount, payable in cash, equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the

Stock Appreciation Right shall have been exercised. Subject to Section 13.2 hereof, the exercise price per share of Common Stock underlying a Stock Appreciation Right shall never be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock as of the date of the grant of such Stock Option. Payment with respect to any Stock Appreciation Right shall be made as of the applicable exercise date.
7.3   Grant.   Stock Appreciation Rights may be granted under the Plan in such form as the Committee may from time to time approve. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.
7.4   Term.   The term of each Stock Appreciation Right shall be such period of time as is fixed by the Committee; provided, however, that the term of any Stock Appreciation Right shall not exceed ten (10) years after the date immediately preceding the date on which the Stock Appreciation Right is granted.
7.5   Method of Exercise.   A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares for which the Stock Appreciation Right is being exercised. Any portion of a Stock Appreciation Right that is exercised may not be exercised again. A Participant shall not be required to make any payment to the Company to exercise a Stock Appreciation Right.
7.6   Tandem Grants.   If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, with identical terms other than the medium of payment, as designated in the relevant Award Agreements, the right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.
8.   Restricted Shares and Restricted Stock Units.
8.1   Terms and Conditions.   Awards of Restricted Shares and/or Restricted Stock Units shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement or other applicable agreement. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares and/or Restricted Stock Units to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Shares and/or Restricted Stock Units grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued, as of the date of grant, a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of the Participant, and shall bear, among other required legends, the following legend:
“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE RAND LOGISTICS, INC. 2016 LONG TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND RAND LOGISTICS, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICE OF THE SECRETARY OF RAND LOGISTICS, INC., 333 WASHINGTON STREET, SUITE 201, JERSEY CITY, NEW JERSEY 07302. RAND LOGISTICS, INC. WILL FURNISH TO THE RECORDHOLDER OF THE CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH PLAN AND AWARD AGREEMENT. RAND LOGISTICS, INC. RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED.”
The stock certificate evidencing Restricted Shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

Any book-entry shares will be accompanied by a similar legend and shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable.
8.2   Restricted Share and/or Restricted Stock Unit Grants.   A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions, if any, as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons within a specified period of time (including, without limitation, the failure to achieve designated performance goals). Restricted Stock Units shall be similar to Restricted Shares except that no shares of Common Stock are actually awarded to the Participant on the date of grant, as such Award represents an unfunded, unsecured promise by the Company to deliver fully vested shares of Common Stock (or the cash value thereof, in whole or in part) to the Participant at a future date.
8.3   Restriction Period.   In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares and/or Restricted Stock Units shall only become unrestricted and vested in the Participant in accordance with such vesting schedule and any other applicable restrictions, terms and conditions relating to such Restricted Shares and/or Restricted Stock Units, if any, as the Committee may establish in the relevant Award Agreement or other applicable agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive the Restricted Shares and/or Restricted Stock Units or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.
8.4   Payment of Restricted Share and/or Restricted Stock Unit Grants.   After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, delivery of the unrestricted shares of Common Stock shall be effected by the delivery of a new certificate, without the legend set forth in Section 8.1 hereof, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions, as soon as practicable thereafter, to the Participant or the removal of restrictions on the book-entry shares in the stock registrar maintained by the Company’s transfer agent with a corresponding notice provided to the Participant. Restricted Stock Units shall be paid on such date and in such form (e.g., cash, shares of Common Stock, or a combination of cash and shares of Common Stock) as the Committee, in its sole discretion, shall determine; provided, however, that under each Restricted Stock Unit shall be paid no later than two and one-half  ( 2-1/2) months following the end of the calendar year in which such Award (or portion thereof) vests .
8.5   Shareholder Rights.   A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights (including the right to receive dividends), in the Committee’s discretion, are limited or restricted under the Plan or in the relevant Award Agreement or in any other applicable agreement). Any stock dividends paid in respect of unvested Restricted Shares shall (to the extent the unvested Restricted Shares are entitled to receive dividends) be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued. There shall be no shareholder rights with respect to any Restricted Stock Units granted hereunder.
9.   Performance Units.
9.1   Terms and Conditions.   Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.
9.2   Performance Unit Grants.   A Performance Unit is an Award of units, denominated in shares of Common Stock (with each unit representing such monetary amount as is designated by the

Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.
9.3   Grants.   Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.
9.4   Performance Goals and Performance Periods.   Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period and, if applicable, in accordance with the provisions of Section 10 hereof. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total shareholder return, market valuation, cash flow, completion of acquisitions and/or divestitures, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.
9.5   Payment of Units.   With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period, but no later than two and one-half  (2-1/2) months following the calendar year within which the Performance Period ends, in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.
10.   Other Provisions.
10.1   Performance-Based Awards.   Performance Units, Restricted Shares, Restricted Stock Units and other Awards subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code shall be paid or become vested solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Committee may determine: level of sales; earnings per share; income before income taxes and cumulative effect of accounting changes; income before cumulative effect of accounting changes; net income; earnings before interest and taxes; return on assets; return on equity; return on capital employed; total shareholder return; market valuation; cash flow; comparisons to peer companies; working capital management; management of capital expenditures; growth rate of revenue; growth rate of earnings before interest and taxes and completion of acquisitions and/or divestitures. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to a Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, “Covered Employee” has the same meaning as set forth in Section 162(m) of the Code.
10.2   Maximum Yearly Awards.   The maximum annual Common Stock amounts in this Section 10.2 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2.
10.2.1   Performance-Based Awards.   The maximum amount payable in respect of Performance Units, performance-based Restricted Shares and Restricted Stock Units and other Awards in any calendar year may not exceed 1,000,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.
10.2.2   Stock Options and Stock Appreciation Rights.   Notwithstanding any provision of this Plan to the contrary, each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 1,000,000 underlying shares of Common Stock.
10.2.3   Awards to Non-Employee Directors.   Notwithstanding any provision of this Plan to the contrary, each individual Participant who is a non-employee member of the Board may receive Awards in any calendar year not exceeding 1,000,000 shares of Common Stock (or the then equivalent Fair Market Value thereof).
11.   Dividend Equivalents.   In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary; provided, however, that in the case of any dividend equivalents granted to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code, payment of the dividend equivalent shall not be made contingent on the exercise of a Stock Option.
12.   Non-transferability of Awards.   Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.
13.   Changes in Capitalization and Other Matters.
13.1   No Corporate Action Restriction.   The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business,

(b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.
13.2   Changes in Capital Structure.   Awards granted under the Plan, any agreements evidencing such Awards and the maximum number of shares of Common Stock subject to all Awards stated in Section 4.2 and subject to individual calendar year Awards in Section 10.2 shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
Notwithstanding the above, in the event of any of the following,
A.
The Company is merged into or consolidated with another corporation or entity;

B.
All or substantially all of the assets of the Company are acquired by another person;

C.
The reorganization or liquidation of the Company;

D.
The Company entering into a written agreement to undergo an event described in clauses A, B or C above;

then the Committee may, in its discretion and upon at least ten (10) days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such Awards as determined by the Committee in its sole discretion; in the case of Stock Options, the value of the Award shall be based upon the excess of the Fair Market Value of a share of Common Stock as of the date of the Committee’s notice over the exercise price per share. The Committee may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the Award being cancelled.
14.   Amendment, Suspension and Termination.
14.1   In General.   The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) subject to Section 13.2, materially and adversely affect the rights of any Participant under any Award, without the consent of such Participant or (y) increase the number of shares available for Awards pursuant to Section 4.2 without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment of the Plan to cause certain Awards not to be subject to Code Section 409A.
14.2   Award Agreement Modifications.   The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Award, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Awards, including, without limitation, changing or accelerating (a) the date or dates as of which Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share or Restricted Stock Unit grants shall become vested, or (c) the performance period or goals in respect of any Performance Units; provided, however that with respect to an Award intended to be “qualified performance-based compensation”, no such amendment or modification may cause the Award to cease to satisfy the requirements of  “qualified performance-based compensation”. Subject to Section 13.2, no such amendment or modification shall, however, materially and adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award, without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment or modification of such Award to cause it not to be subject to Code Section 409A.
15.   Miscellaneous.
15.1   Tax Withholding.   The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local, foreign or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan. To the extent permitted under applicable accounting guidance to avoid liability accounting, the Committee, in its sole and absolute discretion, may withhold (through share withholding with respect to Common Stock) at a rate higher than the minimum statutory rate.
15.2   Parachute Payments.   Notwithstanding anything herein or any other provision of the Plan, or any other plan, arrangement or agreement to the contrary, if, in connection with a change of control described in Section 280G(b)(2) of the Code, any of the payments or benefits provided or to be provided by the Company or its affiliates to a Participant or for a Participant’s benefit pursuant to the terms of the Plan or otherwise (“Covered Payments”) constitute parachute payments within the meaning of Section 280G of the Code and would be subject to the excise tax under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law or any interest or penalties with respect to such taxes (collectively, the “Excise Tax”), but for this Section 15.2, then the Covered Payments shall be payable either (i) in full or (ii) reduced to the minimum extent necessary to ensure that no portion of the Covered Payments is subject to the Excise Tax, whichever of the foregoing (i) or (ii) results in the Participant’s receipt on an after-tax basis of the greatest amount of benefits after taking into account the applicable US federal, state, local and foreign income, employment and excise taxes (including the Excise Tax). Any such reduction shall be made in accordance with Section 409A of the Code and the following: The Covered Payments which do not constitute nonqualified deferred compensation subject to Section 409A of the Code shall be reduced first; and all other Covered Payments shall then be reduced as follows: (i) cash payments shall be reduced before non-cash payments; and (ii) payments to be made on a later payment date shall be reduced before payments to be made on an earlier payment date. Any determination required under this Section 15.2 shall be made in writing in good faith by the accounting firm selected by the Company (the “Accountants”). The Company and the Participant shall provide the Accountants with such information and documents as the Accountants may reasonably request in order to make a determination under this Section 15.2. The Company shall be responsible for all fees and expenses of the Accountants. In the event that (A) the Accountants determine, based upon the assertion of a deficiency by the Internal Revenue Service against either the Company or the Participant which the Accountants believe has a high probability of success, that the Participant has received Covered Payments that are in the aggregate more than the amount provided under this Section 15.2 (an “Overpayment”) or (B) it is established pursuant to a final determination of a court of competent jurisdiction or an Internal Revenue Service proceeding that has been finally and conclusively resolved that an Overpayment has been made, then the Participant shall pay any such Overpayment to the Company together with interest at the applicable federal rate (as defined in Section 7872(f)(2)(A) of the Code) from the date of receipt of the Overpayment until the date of repayment. In the event that (A)

the Accountants, based upon controlling precedent or substantial authority, determine that the Participant will or has received Covered Payments that are in the aggregate less than the amount provided under this Section 15.2 (an “Underpayment”) or (B) a court of competent jurisdiction determines that an Underpayment has occurred, any such Underpayment will be paid promptly by the Company to or for the benefit of the Participant together with interest at the applicable US federal rate (as defined in Section 7872(f)(2)(A) of the Code) from the date the amount would have otherwise been paid to the Participant until the payment date.
15.3   No Right to Employment.   Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director or consultant of the Company or any Subsidiary any right to continued employment, Board membership or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship or consulting relationship of any employee, director or consultant at any time for any reason, even if such termination adversely affects such Participant’s Awards.
15.4   Unfunded Plan.   The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan, any Award Agreement or any applicable agreement, shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.
15.5   Other Company Benefit and Compensation Programs.   Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Committee expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees, non-employee directors and consultants.
15.6   Listing, Registration and Other Legal Compliance.   No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan or any Award Agreement unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule l 6b-3.
15.7   Award Agreements.   Each Participant receiving an Award under the Plan shall enter into an Award Agreement and any other agreement with the Company and/or its Subsidiaries as may be required by the Committee in such forms as determined by the Committee. Each Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.
15.8   Designation of Beneficiary.   Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or Stock Appreciation Right or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.
15.9   Leaves of Absence/Transfers.   The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfer.
15.10   Governing Law.   The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.
15.11   Effective Date.   The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s shareholders in accordance with Sections 162(m) and 422 of the Code.
IN WITNESS WHEREOF, this Plan is adopted by the Company on this 15th day of July, 2016
RAND LOGISTICS, INC.
By:	/s/ Edward Levy
Name:	Edward Levy
Title:	President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Telephone - Q UICK ★★★ EASY IMMEDI ATE - 24 Hours a Day, 7 Days a Week or by Mail RAND LOGISTICS, INC.Your phone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted by telephone must be received by 7:00 p.m., Eastern Time, on September 7, 2016. PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote yourproxy. Have your proxy card available when you call. Follow the voting instructions tovote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING BY PHONE. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL 1; IF PROPOSAL 1 IS APPROVED, “FOR” THE NOMINEES LISTED BELOW UNDER PROPOSAL 2; IF PROPOSAL 1 IS NOT APPROVED, “FOR” THE CLASS 1 NOMINEES LISTED BELOW UNDER PROPOSAL 3; “FOR” PROPOSALS 4, 5, AND 6; AND IN THE PROXIES’ DISCRETION
ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1; IF PROPOSAL 1 IS APPROVED, “FOR” PROPOSAL 2; IF PROPOSAL 1 IS NOT APPROVED, “FOR” PROPOSAL 3; AND “FOR” PROPOSALS 4, 5, AND 6.1. Amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors,FORAGAINST ABSTAIN 4. A non-binding advisory resolution to approve executive compensation. FOR FOR AGAINST ABSTAIN AGAINST ABSTAIN among other minor changes as set forth in the form provided. 5. Ratification of Grant Thornton LLP as Rand Logistics,2. Election of All Directors (if Proposal 1 is approved)(01) Edward Levy(02) Michael D. Lundin(03) John Binion(04) James K. Thompson (05) Laurence S. Levy (06) H. Cabot Lodge III FOR Nominee listed below WITHHOLD AUTHORITY to vote for nominee listed below Inc.’s independent registered public accounting firm for the fiscal year ending March 31, 2017.6. Adoption of Rand Logistics, Inc.’s 2016 Long Term Incentive Plan. 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. FORAGAINST ABSTAIN(07) Robert K. Kurz 3. Election of Class I Directors (if Proposal 1 is not approved) (01) Edward Levy (02) Michael D. Lundin COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:Signature Signature Date , 2016. NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 8, 2016.The Proxy Statement and our 2016 Annual Report to Stockholders on Form 10-K are available at http://www.hivedms.com/rand/PROXY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED RAND LOGISTICS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2016.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned appoints MARK S. HILTWEIN and EDWARD LEVY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Rand Logistics, Inc. on Thursday, September 8, 2016, at the offices of the Company, 333 Washington Street, Suite 201, Jersey City, New Jersey 07302 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR Proposal 1; if Proposal 1 is approved, FOR the election of the nominees listed under
Proposal 2 on the reverse side; if Proposal 1 is not approved, FOR the election of the Class I nominees listed under Proposal 3 on the reverse side; FOR proposals 4, 5, and 6; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted. Only stockholders of record at the close of business on July 20, 2016 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof. By executing this Proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Annual Meeting and any adjournment or postponement thereof. YOUR VOTE IS VERY IMPORTANT – PLEASE VOTE TODAY (Continued, and to be marked, dated and signed, on the other side)